As filed with the Securities and Exchange Commission on December 31, 1998
                                                     1933 Act File No. 33-97572
                                                     1940 Act File No. 811-9100
________________________________________________________________________________

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
________________________________________________________________________________

                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                          Post-Effective Amendment No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                  Amendment No. 11
________________________________________________________________________________

                           DRESDNER RCM GLOBAL FUNDS, INC.
                               Four Embarcadero Center
                          San Francisco, California  94111
                                  (415) 954-5400
________________________________________________________________________________

       George A. Rio, President, Treasurer and Chief Financial Officer
                          DRESDNER RCM GLOBAL FUNDS, INC.
                              Four Embarcadero Center
                          San Francisco, California  94111
                                   (800) 726-7240

                      (Name and Address of Agent for Service)

                                     Copies to:


          Robert J. Goldstein                        Michael Glazer
        Associate General Counsel         Paul, Hastings, Janofsky & Walker LLP
    Dresdner RCM Global Investors LLC            555 South Flower Street
         Four Embarcadero Center             Los Angeles, California  90071
    San Francisco, California  94111

     Shares of Capital Stock Offered: Par Value $.0001 per share

     It is proposed that this filing will become effective:

     [ x]      Immediately upon filing pursuant to paragraph (b)
     [   ]     On _________________ pursuant to paragraph (b)
     [   ]     60 days after filing pursuant to paragraph (a)(1)
     [   ]     On _________________ pursuant to paragraph (a)(1)
     [   ]     75 days after filing pursuant to paragraph (a)(2)
     [   ]     On _________________ pursuant to paragraph (a)(2) of rule 485

                        DRESDNER RCM GLOBAL FUNDS, INC.
                             CROSS REFERENCE SHEET
              BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER OF PART A OF FORM N-1A         CAPTIONS IN PROSPECTUS
1.  Cover Page                             Cover Page

2.  Synopsis                               Overview; Summary of Fees and
                                           Expenses

3.  Condensed Financial Information        Financial Highlights

4.  General Description of Registrant      Dresdner RCM Global Funds;
                                           Investment  Policies; Investment and
                                           Risk Considerations; and General
                                           Information

5.  Management of the Fund                 Organization and Management

5A. Management's Description of Fund       *
    Performance

6.  Capital Stock and Other Securities     Dividends, Distributions and Taxes;
                                           General Information

7.  Purchase of Securities Being Offered   Organization and Management; How to
                                           Purchase Shares

8.  Redemption or Repurchase               Redemption of Shares

9.  Pending Legal Proceedings              *

----------------
* Not applicable

                        DRESDNER RCM GLOBAL FUNDS, INC.
                             CROSS REFERENCE SHEET
              BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                 (CONTINUED)

ITEM NUMBER OF PART B OF FORM N-1A         CAPTIONS IN PROSPECTUS AND STATEMENT
                                           OF ADDITIONAL INFORMATION
10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12.  General Information and History       Description of Capital Stock

13.  Investment Objectives and             Investment Objectives and Policies;
     Policies                              Investment and Risk Considerations;
                                           Investment Restrictions
14.  Management of the Fund                Directors and Officers

15.  Control Persons and Principal         Description of Capital Shares;
     Holders of Securities                 Directors and Officers

16.  Investment Advisory and Other         The Investment Manager; The
     Services                              Distributor; Additional Information

17.  Brokerage Allocation                  Execution of Portfolio Transactions

18.  Capital Stock and Other               Description of Capital Shares
     Securities

19.  Purchase, Redemption and Pricing      Purchase and Redemption of Shares
     of Securities Being Offered

20.  Tax Status                            Dividends, Distributions and Tax
                                           Status

21.  Underwriters                          The Distributor

22.  Calculation of Performance Data       Investment Results

23.  Financial Statements                  Financial Statements

                        DRESDNER RCM GLOBAL FUNDS, INC.
                     DRESDNER RCM TAX MANAGED GROWTH FUND
                        DRESDNER RCM GLOBAL EQUITY FUND
                       DRESDNER RCM STRATEGIC INCOME FUND
                              CROSS REFERENCE SHEET
              BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


ITEM NUMBER OF PART A OF FORM N-1A         CAPTIONS IN PROSPECTUS
1.  Cover Page                             Cover Page

2.  Synopsis                               Overview; Summary of Fees and
                                           Expenses

3.  Condensed Financial Information        *

4.  General Description of Registrant      Dresdner RCM Global Funds;
                                           Investment  Policies; Investment and
                                           Risk Considerations; and General
                                           Information

5.  Management of the Fund                 Organization and Management

5A. Management's Description of Fund       *
    Performance

6.  Capital Stock and Other Securities     Dividends, Distributions and Taxes;
                                           General Information

7.  Purchase of Securities Being Offered   Organization and Management; How to
                                           Purchase Shares

8.  Redemption or Repurchase               Redemption of Shares

9.  Pending Legal Proceedings              *

----------------
* Not applicable

                        DRESDNER RCM GLOBAL FUNDS, INC.
                     DRESDNER RCM TAX MANAGED GROWTH FUND
                        DRESDNER RCM GLOBAL EQUITY FUND
                       DRESDNER RCM STRATEGIC INCOME FUND
                              CROSS REFERENCE SHEET
              BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                 (CONTINUED)


Item Number of Part B of Form N-1A         Captions in Prospectus and Statement
                                           of Additional Information
10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12.  General Information and History       *

13.  Investment Objectives and             Investment Objectives and Policies;
     Policies                              Investment and Risk Considerations;
                                           Investment Restrictions

14.  Management of the Fund                Directors and Officers

15.  Control Persons and Principal         Description of Capital Shares;
     Holders of Securities                 Directors and Officers

16.  Investment Advisory and Other         The Investment Manager; Additional
     Services                              Information

17.  Brokerage Allocation                  Execution of Portfolio Transactions

18.  Capital Stock and Other               Description of Capital Shares
     Securities

19.  Purchase, Redemption and Pricing      Purchase and Redemption of Shares
     of Securities Being Offered

20.  Tax Status                            Dividends, Distributions and Tax
                                           Status

21.  Underwriters                          The Distributor


22.  Calculation of Performance Data       Investment Results

23.  Financial Statements                  *

                          DRESDNER RCM GLOBAL FUNDS, INC.
                          DRESDNER RCM CAPITAL FUNDS, INC.
                         SUPPLEMENT DATED DECEMBER 31, 1998
                        TO THE PROSPECTUS DATED MAY 1, 1998

PLEASE READ THIS SUPPLEMENT IN ITS ENTIRETY AS IT APPLIES TO BOTH EXISTING AND PROSPECTIVE SHAREHOLDERS.

THE FOLLOWING INFORMATION REPLACES ALL SIMILAR REFERENCES THROUGHOUT THE PROSPECTUS.

The corporate name of "Dresdner RCM Equity Funds, Inc." has changed to "Dresdner RCM Global Funds, Inc." (the "Global Company"). The "Dresdner RCM International Growth Equity Fund A" has changed its name to the "Dresdner RCM International Growth Equity Fund."

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE SECTION ENTITLED "OVERVIEW" AT PAGE 3 OF THE PROSPECTUS.

The Global Company now offers both a Non-Institutional Class ("Class N") and an Institutional Class ("Class I") of shares for its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund and Dresdner RCM Emerging Markets Fund. Dresdner RCM Capital Funds, Inc. (the "Capital Company") now offers both Class N and Class I shares for its Dresdner RCM International Growth Equity Fund.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE SECTION ENTITLED "SUMMARY OF FEES AND EXPENSES" AT PAGE 4 OF THE PROSPECTUS.

Shares of the Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Emerging Markets Fund and Dresdner RCM International Growth Equity Fund outstanding as of December 31, 1998 have been redesignated as each such Fund's newly designated Class I shares.

The following information relates to the newly designated classes of the Global Small Cap Fund, Large Cap Growth Fund, Global Technology Fund, Emerging Markets Fund and International Growth Equity Fund. Expense information for each such Fund's newly designated Class N shares is based on their expected level of expenses for their first full year of operation.

ANNUAL OPERATING EXPENSES (expressed as a percentage of average net assets)

                                   MANAGEMENT FEE      12b-1 FEE      OTHER          TOTAL
                                                                      EXPENSES(1)    EXPENSES(1)
Large Cap Growth Fund
     Class N                       0.70%               0.25%          0.25%          1.20%
     Class I                       0.70%                  -           0.25%          0.95%
Global Small Cap Fund
     Class N                       1.00%               0.25%          0.46%          1.71%
     Class I                       1.00%                  -           0.46%          1.46%
Global Technology Fund
     Class N                       1.00%               0.25%          0.36%          1.61%
     Class I                       1.00%                  -           0.36%          1.36%
International Growth Equity Fund
     Class N                       0.75%               0.25%          0.25%*         1.25%
     Class I                       0.75%                  -           0.25%*         1.00%
Emerging Markets Fund
     Class N                       1.00%               0.25%          0.50%*         1.75%
     Class I                       1.00%                  -           0.50%*         1.50%

*After reimbursement

(!) The Investment Manager has agreed, until at least December 31, 1999, on behalf of these Funds and their respective classes, to pay on a quarterly basis the amounts, if any, by which the ordinary operating expenses attributable to such class for each quarter (except interest, taxes and extraordinary expenses) exceed its annualized total expense ratio noted below as a percentage of its average daily net assets:

                                                  Total Operating Expenses
                                                  ------------------------
          Large Cap Growth Fund
               Class N                            1.20%
               Class I                            0.95%
          Global Small Cap Fund
               Class N                            1.75%
               Class I                            1.50%
          Global Technology Fund
               Class N                            1.75%
               Class I                            1.50%
          International Growth Equity Fund
               Class N                            1.25%
               Class I                            1.00%
          Emerging Markets Fund
               Class N                            1.75%
               Class I                            1.50%

In subsequent years, each of the Funds and their respective classes will reimburse the Investment Manager for any such payments during a five year period to the extent that such class's operating expenses are otherwise below the expense cap. Other expenses and total operating expenses, without expense reduction, are estimated to be as follows:

                                                  12b-1 Fees and
                                                  Other Expenses           Total Operating Expenses
                                                  --------------           ------------------------
          Large Cap Growth Fund
               Class N                            0.50%                    1.20%
               Class I                            0.25%                    0.95%
          Global Small Cap Fund
               Class N                            0.71%                    1.71%
               Class I                            0.46%                    1.46%
          Global Technology Fund
               Class N                            0.61%                    1.61%
               Class I                            0.36%                    1.36%
          International Growth Equity Fund
               Class N                            0.52%                    1.27%
               Class I                            0.27%                    1.02%
          Emerging Markets Fund
               Class N                            1.08%                    2.08%
               Class I                            0.83%                    1.83%

EXAMPLE

Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                        1 YEAR         3 YEARS        5 YEARS        10 YEARS
Large Cap Growth Fund
     Class N                            $12            $38            $66            $145
     Class I                            $10            $30            $53            $117
Global Small Cap Fund
     Class N                            $17            $54            $93            $202
     Class I                            $15            $46            $80            $175
Global Technology Fund
     Class N                            $16            $51            $88            $191
     Class I                            $14            $43            $74            $164
International Growth Equity Fund
     Class N                            $13            $40            $69            $151
     Class I                            $10            $32            $55            $122
Emerging Markets Fund
     Class N                            $18            $55            $95            $206
     Class I                            $15            $47            $82            $179

This example should not be considered a representation of past or future returns or expenses, which may be more or less than those shown.

THE FOLLOWING INFORMATION WITH RESPECT TO THE INTERNATIONAL GROWTH EQUITY FUND HAS BEEN PREPARED BY THE CAPITAL COMPANY AND IS NOT AUDITED. THE FOLLOWING INFORMATION WITH RESPECT TO THE OTHER FUNDS HAS BEEN PREPARED BY THE GLOBAL COMPANY AND IS NOT AUDITED. IT SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "FINANCIAL HIGHLIGHTS" BEGINNING AT PAGE 6 OF THE PROSPECTUS, AND SHOULD BE USED IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES WHICH ARE INCLUDED IN THE COMPANIES 1998 SEMI-ANNUAL REPORTS TO STOCKHOLDERS. COPIES OF THE SEMI-ANNUAL REPORTS ARE AVAILABLE, UPON REQUEST, BY EITHER CALLING DRESDNER RCM GLOBAL FUNDS AT (800) 726-7240 OR MAILING A REQUEST TO FOUR EMBARCADERO CENTER, SAN FRANCISCO, CALIFORNIA 94111.


FINANCIAL HIGHLIGHTS

                                                                                   DRESDNER RCM
                                                                                   ------------
                                                GLOBAL TECHNOLOGY FUND        GLOBAL SMALL CAP FUND        GLOBAL HEALTH CARE FUND
                                                ----------------------        ---------------------        -----------------------
                                                     (UNAUDITED)                   (UNAUDITED)                  (UNAUDITED)
                                                      SIX MONTHS                    SIX MONTHS                   SIX MONTHS
                                                        ENDED                         ENDED                        ENDED
                                                    JUNE 30, 1998                 JUNE 30, 1998                JUNE 30, 1998
                                                    -------------                 -------------                -------------
Per Share Operating Performance: (1)
   Net asset value, beginning of period                    $13.69                        $11.09                       $11.65
   Net investment income (loss)                             (0.07)                        (0.05)                       (0.04)
   Net realized and unrealized gain
      (loss) on investments                                  4.26                          2.91                         1.20

   Net increase (decrease) in net asset
      value resulting from investment
      operations                                             4.19                          2.86                         1.16

   Distributions:
      Net investment income                                     _                             _                            _
      Net realized gain on investments                          _                             _                            _

         Total distributions                                    _                             _                            _

NET ASSET VALUE, END OF PERIOD                             $17.88                        $13.95                       $12.81

TOTAL RETURN (2)                                           30.61%                        25.79%                        9.96%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $10,097                        $5,992                       $5,167

Ratio of expenses to average net assets:
   With reimbursement                                    1.75%(3)                      1.75%(3)                     1.50%(3)
   Without reimbursement                                 2.74%(3)                      3.66%(3)                     3.49%(3)


Ratio of net investment income to
   average net assets:
   With reimbursement                                  (0.88)%(3)                    (0.82)%(3)                   (0.63)%(3)

   Without reimbursement                               (1.86)%(3)                    (2.73)%(3)                   (2.63)%(3)

Portfolio turnover                                         65.80%                        88.00%                       71.69%

                                                                             DRESDNER RCM
                                                                             ------------
                                          LARGE CAP GROWTH         BIOTECHNOLOGY       EMERGING MARKETS     INTERNATIONAL GROWTH
                                          ----------------         -------------       ----------------     --------------------
                                                FUND                   FUND                  FUND              EQUITY FUND A
                                                ----                   ----                  ----              -------------
                                            (UNAUDITED)             (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
                                            SIX MONTHS               SIX MONTHS            SIX MONTHS            SIX MONTHS
                                              ENDED                    ENDED                 ENDED                 ENDED
                                          JUNE 30, 1998            JUNE 30, 1998         JUNE 30, 1998         JUNE 30, 1998
                                          -------------            -------------         -------------         --------------
PER SHARE OPERATING PERFORMANCE:(1)
   Net asset value, beginning
     of period                                   $12.53                   $10.00                 $9.99                $13.70
   Net investment income (loss)                       _                   (0.04)                  0.10                  0.08
   Net realized and unrealized
     gain (loss) on investments                    2.84                     0.08                (0.92)                  2.00

   Net increase (decrease) in net
     asset value resulting from
     investment operations                         2.84                     0.04                (0.82)                  2.08

   Distributions:
     Net investment income                            _                        _                     _                  0.00
     Net realized gain on investments                 _                        _                     _                  0.00

       Total distributions                            _                        _                     _                  0.00

NET ASSET VALUE, END OF PERIOD                   $15.37                   $10.04                 $9.17                $15.78

TOTAL RETURN (2)                                 22.67%                    0.40%               (8.21)%                15.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $6,187                   $3,052                $2,757              $127,215
Ratio of expenses to average net assets:
   With reimbursement                          0.95%(3)                 1.50%(3)              1.50%(3)              1.00%(3)

   Without reimbursement                       2.85%(3)                 4.66%(3)              8.16%(3)              1.04%(3)

Ratio of net investment income to
   average net assets:
   With reimbursement                        (0.04)%(3)               (0.85)%(3)              1.87%(3)              1.03%(3)

Without reimbursement                        (1.94)%(3)               (4.02)%(3)            (4.80)%(3)              1.00%(3)

Portfolio turnover                               48.15%                   57.27%                114.8%                34.84%

(1)       Calculated using the average share method.
(2) Total return measures the change in value of an investment over the period indicated.
(3)       Annualized.

THE LAST FULL PARAGRAPH UNDER THE SUBHEADING "WHO MANAGES THE FUNDS?" AT PAGE 30 OF THE PROSPECTUS IS ELIMINATED.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION UNDER THE SUBHEADING "GLOBAL SMALL CAP FUND" AT PAGE 31 OF THE PROSPECTUS:

David S. Plants and Timothy M. Kelly are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. Mr. Kelly is an Assistant Director of the Investment Manager, with which he has been associated since 1995. Prior to joining Dresdner RCM, Mr. Kelly received an MBA from The University of Chicago Graduate School of Business with concentrations in accounting and finance. Mr. Plants and Mr. Kelly have participated in the management of portfolios on behalf of the Investment Manager since 1993 and 1995, respectively.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING ENTITLED "WHO IS THE FUNDS' DISTRIBUTOR?" AT PAGE 34 OF THE PROSPECTUS.

The Global Company, on behalf of its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Emerging Markets Fund and Dresdner RCM Global Technology Fund Class N shares, and the Capital Company, on behalf of its Dresdner RCM International Growth Equity Fund Class N shares, have adopted distribution and service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each such Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING ENTITLED "WHAT IS THE OFFERING PRICE FOR FUND SHARES?" AT PAGE 35 OF THE PROSPECTUS.

The Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Global Technology Fund and Dresdner RCM International Growth Equity Fund each offers Class N and Class I shares. The minimum initial investment for Class N shares of a Fund is $5,000, and the minimum subsequent investment is $250. The minimum initial investment for Class I shares of a Fund is $1,000,000, and the minimum subsequent investment is $50,000. Stockholders whose shares were redesignated as Class I shares will be subject to the $250 subsequent investment requirement applicable to holders of Class N shares. Each Company reserves the right at any time to waive, increase or decrease the minimum requirements applicable to initial or subsequent investments.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE SECTIONS ENTITLED "HOW TO PURCHASE SHARES", "STOCKHOLDER SERVICES" AND "REDEMPTION OF SHARES" BEGINNING ON PAGES 35, 37 AND 39, RESPECTIVELY OF THE PROSPECTUS.

Stockholders with questions regarding purchases or redemptions should contact Boston Financial Data Services ("BFDS") at P.O. Box 8025, Boston, Massachusetts 02266-8025 or by calling 1-800-726-7240.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING ENTITLED "HOW ARE SHARES PRICED?" AT PAGE 36 OF THE PROSPECTUS.

For each Fund that offers both Class N and Class I shares, the net asset value of each class of shares is determined by dividing the difference between the value of assets and liabilities (including expenses payable and accrued) attributable to the class by the number of shares of that class outstanding. The net asset value per share of each class will vary due to differences in expenses charged to each class, and will normally be higher for Class I shares.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING ENTITLED "EXCHANGE PRIVILEGE" AT PAGE 37 OF THE PROSPECTUS.

For each Fund that offers both Class N and Class I shares, you may exchange shares of either class of a Fund into shares of the same class of any other Fund offered through the Prospectus, without a sales charge or other fee, by contacting BFDS. Exchange purchases are subject to the minimum investment requirements of the class purchased.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE SUBHEADING ENTITLED "INVOLUNTARY REDEMPTION" AT PAGE 40 OF THE PROSPECTUS.

In order to reduce a Fund's expenses, it may redeem all of the shares of any Class N investor whose account has a net asset value of less than $5,000 due to redemptions (other than a stockholder who is a participant in a qualified retirement plan or whose initial investment is below $5,000). A Fund may also redeem all of the shares of any Class I investor whose account has a net asset value of less than $1,000,000 due to redemptions. Stockholders whose shares were reclassified as Class I shares will be held to the $5,000 minimum balance requirement. The Funds will give you 60 days' prior written notice in which to purchase additional shares to avoid such redemption.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE SECTION ENTITLED "GENERAL INFORMATION" AT PAGE 43 OF THE PROSPECTUS.

The Board of Directors of the Global Company has designated 25,000,000 shares (par value $.0001) as Class N shares of each of the Dresdner RCM Global Small Cap Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global

Technology Fund and Dresdner RCM Emerging Markets Fund, which shares are currently classified as the capital stock of the sole existing classes of each such Fund, respectively. The Board of Directors of the Capital Company has designated 50,000,000 shares (par value $.0001) as Class N shares of the Dresdner RCM International Growth Equity Fund.

All shares of each Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class.

                                     [LOGO]

                                  Dresdner RCM Capital Funds, Inc.


                                  Dresdner RCM Equity Funds, Inc.


                                  Four Embarcadero Center
                                  San Francisco, California 94111
                                  (800) 726-7240


DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
DRESDNER RCM EMERGING MARKETS FUND



       The mutual funds offered pursuant to this Prospectus (each a "Fund" and, collectively, the "Funds") have as their investment objective long-term appreciation of capital primarily through investment in equity and equity-related securities of domestic or foreign growth companies. As a result, the Funds' investments are chosen primarily with regard to their potential for capital appreciation. Current income is considered only as part of total investment return and is not emphasized.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read this document and retain it for future use. A Statement of Additional Information ("SAI") for the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI may be obtained, without charge, by writing or calling the Company at the address or telephone number set forth above.


       Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.


                   The date of this Prospectus is May 1, 1998

 TABLE OF CONTENTS


OVERVIEW_______________________________________          3
SUMMARY OF FEES AND EXPENSES___________________          4
FINANCIAL HIGHLIGHTS___________________________          5
DRESDNER RCM GLOBAL FUNDS______________________          9
INVESTMENT POLICIES____________________________         17
INVESTMENT AND RISK CONSIDERATIONS_____________         25
ORGANIZATION AND MANAGEMENT____________________         30
HOW TO PURCHASE SHARES_________________________         35
STOCKHOLDER SERVICES___________________________         37
REDEMPTION OF SHARES___________________________         39
DIVIDENDS, DISTRIBUTIONS AND TAXES_____________         41
GENERAL INFORMATION____________________________         43



       No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Dresdner RCM Capital Funds, Inc. or Dresdner RCM Equity Funds, Inc. This Prospectus is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer or solicitation.

 OVERVIEW


       This Prospectus relates to the Dresdner RCM International Growth Equity Fund A which is offered by Dresdner RCM Capital Funds, Inc. (the "Capital Company") and to the Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund, which are offered by Dresdner RCM Equity Funds, Inc. (the "Equity Company" and with the Capital Company, the "Companies"), respectively. Each Fund's investment objective is long-term appreciation of capital.

       DRESDNER RCM LARGE CAP GROWTH FUND invests primarily in domestic and foreign companies with large market capitalizations.

       DRESDNER RCM GLOBAL SMALL CAP FUND invests primarily in small-sized domestic and foreign companies.

       DRESDNER RCM GLOBAL TECHNOLOGY FUND invests primarily in domestic and foreign companies whose revenues are primarily generated by technology products and services.

       DRESDNER RCM GLOBAL HEALTH CARE FUND invests primarily in domestic and foreign companies in the health care and related industries.

       DRESDNER RCM BIOTECHNOLOGY FUND invests primarily in domestic and foreign companies in the biotechnology industry.

       DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A invests primarily in foreign companies.

       DRESDNER RCM EMERGING MARKETS FUND invests primarily in emerging market companies.

       The Funds' investments are chosen primarily with regard to their potential for capital appreciation. Current income is considered only as part of total return and is not emphasized. There is no assurance that any Fund will achieve its investment objective. If you seek an aggressive approach to capital growth, and can accept the above-average level of price fluctuations that the Funds may experience, one or more of the Funds may be an appropriate part of your overall investment strategy. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.


       Each Fund is managed by Dresdner RCM Global Investors LLC ("Dresdner
RCM" or the "Investment Manager"). Dresdner RCM is an investment adviser registered with the Securities and Exchange Commission with principal offices in San Francisco, California. Dresdner RCM, together with its predecessors, have over 25 years of experience in investing in equity and equity-related securities. Dresdner RCM, together with its affiliates, currently provides investment management services to institutional and individual clients and registered investment companies with aggregate assets in excess of $60 billion.


                                                                          [LOGO]

 SUMMARY OF FEES AND EXPENSES


       The following information is designed to help you understand various costs and expenses of each Fund that an investor may bear directly or indirectly. Information about the Biotechnology Fund and the Emerging Markets Fund is based on their expected expenses for their first full year of operation. Information about the other Funds is based on their expenses for the past year. Actual expenses and returns may be greater or less than those shown below.



SHAREHOLDER TRANSACTION EXPENSES
(applicable to each Fund)



Sales load imposed on purchases           None
Sales load imposed on reinvested
  dividends                               None
Deferred sales charges on redemptions     None
Redemption fee                            None
Exchange fee                              None



ANNUAL OPERATING EXPENSES
(expressed as a percentage of average net assets)



                                                                                        TOTAL FUND
                                         MANAGEMENT      RULE 12b-1          OTHER       OPERATING
                                            FEE              FEE          EXPENSES(1)   EXPENSES(1)
---------------------------------------------------------------------------------------------------
Large Cap Fund                              0.70%            0.15%            0.10%         0.95%
Global Small Cap Fund                       1.00%            0.25%            0.50%         1.75%
Technology Fund                             1.00%               -             0.75%         1.75%
Health Care Fund                            1.00%            0.25%            0.25%         1.50%
Biotechnology Fund                          1.00%            0.25%            0.25%         1.50%
International Fund                          0.75%               -             0.25%         1.00%
Emerging Markets Fund                       1.00%               -             0.50%         1.50%



EXAMPLE
Assume you invest $1,000 in each Fund, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.



                                           1 YEAR       3 YEARS      5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
Large Cap Fund                               $10          $30           $53           $117
Global Small Cap Fund                         18           55            95            206
Technology Fund                               18           55            95            206
Health Care Fund                              15           47            82            179
Biotechnology Fund                            15           47            82            179
International Fund                            10           32            55            122
Emerging Markets Fund                         15           47            82            179

This example should not be considered a representation of past or future returns or expenses, which may be more or less than those shown.


--------------------------------------------------------------------------------


(1) The Investment Manager has voluntarily agreed, until at least December 31, 1998, to pay each Fund on a quarterly basis the amount, if any, by which ordinary operating expenses of the respective Company attributable to such Fund for the quarter (except interest, taxes and extraordinary expenses) exceed such Fund's annualized rate noted above as a percentage of the average daily net assets of such Fund. Without such reimbursement, the ratio of other expenses and total Fund operating expenses would have been 0.31% and 1.06% for the International Fund, 1.45% and 2.45% for the Technology Fund, 1.84% and 3.09% for the Global Small Cap Fund, 1.68% and 2.93% for the Health Care Fund, and 1.78% and 2.63% for the Large Cap Fund. In subsequent years, each Fund will reimburse the Investment Manager for any such payments to the extent that each Fund's operating expenses are otherwise below its expense cap. Other expenses and total Fund operating expenses for the first year of operation of the Biotechnology Fund and Emerging Markets Fund, without expense reduction, are estimated to be 4.14% and 5.39%, respectively, for the Biotechnology Fund and 4.32% and 5.32%, respectively, for the Emerging Markets Fund.

 FINANCIAL HIGHLIGHTS



       The information relating to the Biotechnology Fund and the Emerging Markets Fund for the three-month period ended March 31, 1998 has been prepared by the Equity Company and is not audited. The following information relating to each of the other Funds has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing in such Fund's 1997 Annual Report to Shareholders (which has been incorporated by reference in the SAI). This information should be read in conjunction with the financial statements and related notes, which are included in such Annual Report to Shareholders.


       Copies of the Funds' 1997 Annual Reports to Shareholders are available, upon request, by either calling Dresdner RCM Global Funds at (800) 726-7240 or mailing a request to Four Embarcadero Center, San Francisco, California 94111.


                                                                          [LOGO]

 DRESDNER RCM EQUITY FUNDS, INC.
FINANCIAL HIGHLIGHTS


                                         ------------------------------------------------------------------
                                                                                                 TECHNOLOGY
                                              LARGE CAP FUND           GLOBAL SMALL CAP FUND        FUND
                                         -------------------------   -------------------------   ----------
For a share outstanding throughout each
fiscal year or period ended December 31     1997        1996(1)         1997        1996(1)         1997
                                         ----------  -------------   ----------  -------------   ----------
PER SHARE OPERATING PERFORMANCE: (5)
  Net asset value, beginning of period   $   10.00   $    10.00      $   10.00   $    10.00      $   12.60
                                         ----------  -------------   ----------  -------------   ----------
  Net investment income (loss)                0.01            -          (0.13 )          -          (0.16 )
  Net realized and unrealized gain
    (loss) on investments                     3.17            -           2.64            -           3.46
                                         ----------  -------------   ----------  -------------   ----------
  Net increase (decrease) in net asset
    value resulting from investment
    operations                                3.18            -           2.51            -           3.30
                                         ----------  -------------   ----------  -------------   ----------
  Distributions:
    Net investment income                    (0.01 )          -              -            -              -
    Net realized gain on investments         (0.64 )          -          (1.42 )          -          (2.21 )
                                         ----------  -------------   ----------  -------------   ----------
        Total distributions                  (0.65 )          -          (1.42 )          -          (2.21 )
                                         ----------  -------------   ----------  -------------   ----------
NET ASSET VALUE, END OF PERIOD           $   12.53   $    10.00      $   11.09   $    10.00      $   13.69
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
TOTAL RETURN (6)                             31.99%        0.00%         25.48%        0.00%         27.08%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   5,025   $    4,000      $   4,456   $    4,000      $   6,950
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Ratio of expenses to average net
  assets:
  With reimbursement                          0.95%        0.00%(8)       1.75%        0.00%(8)       1.75%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
  Without reimbursement                       2.63%           -           3.09%           -           2.45%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Ratio of net investment income to
  average
  net assets:
  With reimbursement                          0.10%        0.00%(8)      (1.14%)       0.00%(8)      (1.15%)
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
  Without reimbursement                      (1.58%)          -          (2.49%)          -          (1.86%)
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Portfolio turnover                          119.87%        0.00%        153.49%        0.00%        189.41%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Average commission rate paid per share
  (7)                                    $  0.0469   $   0.0326      $  0.0202   $   0.0465      $  0.0678
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------


--------------------------------------------------------------------------------


(1) Period from December 31, 1996 (commencement of operation) to December 31, 1996.
(2) Period from December 27, 1995 (commencement of operation) to December 31, 1995.
(3)  For the three-month period ended March 31, 1998.
(4) Period from December 30, 1997 (commencement of operation) to December 31, 1997.
(5)  Calculated using the average share method.
(6) Total return measures the change in value of an investment over the period indicated.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(8)  Not annualized. Fund was in operation for less than five days.

                                                                           DRESDNER RCM
                                         ---------------------------------------------------------------------------------
                                              TECHNOLOGY FUND            HEALTH CARE FUND           BIOTECHNOLOGY FUND
                                         -------------------------   -------------------------   -------------------------
                                                                                                 (UNAUDITED)
                                            1996        1995(2)         1997        1996(1)       1998(3)       1997(4)
                                         ----------  -------------   ----------  -------------   ----------  -------------
PER SHARE OPERATING PERFORMANCE: (5)
  Net asset value, beginning of period   $   10.04   $    10.00      $   10.00   $    10.00      $   10.00   $    10.00
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Net investment income (loss)               (0.15 )          -          (0.06 )          -          (0.01 )          -
  Net realized and unrealized gain
    (loss) on investments                     2.80         0.04           3.03            -           0.60            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Net increase (decrease) in net asset
    value resulting from investment
    operations                                2.65         0.04           2.97            -           0.59            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Distributions:
    Net investment income                        -            -              -            -              -            -
    Net realized gain on investments         (0.09 )          -          (1.32 )          -              -            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
        Total distributions                  (0.09 )          -          (1.32 )          -              -            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
NET ASSET VALUE, END OF PERIOD           $   12.60   $    10.04      $   11.65   $    10.00      $   10.59   $    10.00
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
TOTAL RETURN (6)                             26.41%        0.40%         30.00%        0.00%          5.90%        0.00%
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   5,117   $      954      $   4,671   $    4,000      $   3,190   $    3,000
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Ratio of expenses to average net
  assets:
  With reimbursement                          1.73%        0.00%(8)       1.50%        0.00%(8)       1.50%        0.01%(8)
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Without reimbursement                       7.75%           -           2.93%           -           5.39%           -
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Ratio of net investment income to
  average
  net assets:
  With reimbursement                         (1.34%)      (0.02%)(8)     (0.55%)       0.00%(8)      (0.58%)       0.01%(8)
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Without reimbursement                      (7.36%)          -          (1.98%)          -          (4.47%)          -
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Portfolio turnover                          155.58%        0.00%        157.65%        0.00%         22.69%        0.00%
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Average commission rate paid per share
  (7)                                    $  0.0599   $        -      $  0.0528   $   0.0324      $  0.0416   $        -
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------


                                           EMERGING MARKETS FUND
                                         -------------------------
                                         (UNAUDITED)
                                          1998(3)       1997(4)
                                         ----------  -------------
PER SHARE OPERATING PERFORMANCE: (5)
  Net asset value, beginning of period   $    9.99   $    10.00
                                         ----------  -------------
  Net investment income (loss)                0.00            -
  Net realized and unrealized gain
    (loss) on investments                     0.97        (0.01)
                                         ----------  -------------
  Net increase (decrease) in net asset
    value resulting from investment
    operations                                0.97        (0.01)
                                         ----------  -------------
  Distributions:
    Net investment income                        -            -
    Net realized gain on investments             -            -
                                         ----------  -------------
        Total distributions                      -            -
                                         ----------  -------------
NET ASSET VALUE, END OF PERIOD           $   10.96   $     9.99
                                         ----------  -------------
                                         ----------  -------------
TOTAL RETURN (6)                              9.71%        0.00%
                                         ----------  -------------
                                         ----------  -------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   3,289   $    2,996
                                         ----------  -------------
                                         ----------  -------------
Ratio of expenses to average net
  assets:
  With reimbursement                          1.50%        0.01%(8)
                                         ----------  -------------
                                         ----------  -------------
  Without reimbursement                       5.32%           -
                                         ----------  -------------
                                         ----------  -------------
Ratio of net investment income to
  average
  net assets:
  With reimbursement                          0.19%        0.00%(8)
                                         ----------  -------------
                                         ----------  -------------
  Without reimbursement                      (3.63%)          -
                                         ----------  -------------
                                         ----------  -------------
Portfolio turnover                           32.85%        0.00%
                                         ----------  -------------
                                         ----------  -------------
Average commission rate paid per share
  (7)                                    $  0.0042   $   0.0079
                                         ----------  -------------
                                         ----------  -------------


--------------------------------------------------------------------------------


(1) Period from December 31, 1996 (commencement of operation) to December 31, 1996.
(2) Period from December 27, 1995 (commencement of operation) to December 31, 1995.
(3)  For the three-month period ended March 31, 1998.
(4) Period from December 30, 1997 (commencement of operation) to December 31, 1997.
(5)  Calculated using the average share method.
(6) Total return measures the change in value of an investment over the period indicated.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(8)  Not annualized. Fund was in operation for less than five days.


                                                                          [LOGO]

 DRESDNER RCM CAPITAL FUNDS, INC.
FINANCIAL HIGHLIGHTS


                                            DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
For a share outstanding throughout each  ------------------------------------------------------
fiscal year ended December 31              1997(1)      1996(1)(2)       1995        1994(3)
                                         ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period   $     12.72   $     11.56   $     10.00   $     10.00
                                         ------------  ------------  ------------  ------------
  Net investment income                         0.06          0.04          0.12          0.00
  Net realized and unrealized gain
    (loss) on investments                       2.22          2.16          1.68         (0.00 )
                                         ------------  ------------  ------------  ------------
  Net increase in net asset value
    resulting from investment
    operations                                  2.28          2.20          1.80          0.00
                                         ------------  ------------  ------------  ------------
  Distributions:
    Net investment income                      (0.14 )       (0.16 )       (0.11 )       (0.00 )
    Net realized gain on investments           (1.16 )       (0.88 )       (0.13 )       (0.00 )
                                         ------------  ------------  ------------  ------------
        Total distributions                    (1.30 )       (1.04 )       (0.24 )       (0.00 )
                                         ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD           $     13.70   $     12.72   $     11.56   $     10.00
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
TOTAL RETURN (4)                               17.93%        19.31%        17.98%         0.01%
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in millions)  $        98   $        53   $        34   $        25
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Ratio of expenses to average net
  assets:
  With reimbursement                            1.00%         0.99%         0.75%         0.00%(6)
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
  Without reimbursement                         1.06%         1.25%         1.11%            -
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Ratio of net investment income to
  average net assets:
  With reimbursement                            0.41%         0.32%         1.19%         0.01%(6)
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
  Without reimbursement                         0.35%         0.06%         0.83%            -
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Portfolio turnover                            122.43%       119.09%        87.40%         0.00%(6)
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Average commission rate paid per share
  (5)                                    $    0.0235   $    0.0179   $         -   $         -
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------


--------------------------------------------------------------------------------


(1)  Calculated using the average share method.
(2) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(3)  Commencement of operation was December 28, 1994.
(4) Total return measures the change in value of an investment over the period indicated.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(6)  Not annualized. Fund was in operation for four days.

 DRESDNER RCM GLOBAL FUNDS


DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
DRESDNER RCM EMERGING MARKETS FUND



       The following section describes the goals and strategies for the Dresdner RCM Global Funds offered pursuant to this Prospectus. An investment in any one of the Funds is subject to a variety of risks including risks associated with equity securities and foreign companies. For a detailed description of the risks associated with an investment in any one of the Funds, refer to the section entitled INVESTMENT AND RISK CONSIDERATIONS beginning on page 25. Please read this section carefully before investing.


                                                                          [LOGO]

 DRESDNER RCM LARGE CAP GROWTH FUND

GOAL AND STRATEGY


       Dresdner RCM Large Cap Growth Fund (the "Large Cap Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic companies with large market capitalizations. Companies with "large market capitalizations" are defined as companies whose common stock, and securities convertible into common stock, have a total market capitalization of at least $1 billion at the time of purchase. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.


       The Fund may invest up to 20% of its total assets in equity and equity-related securities of foreign issuers. Under normal market conditions, the Fund will not invest more than 10% of its total assets in securities of issuers that are organized or headquartered in any one foreign country. The
Fund may invest up to 10% of its total assets in securities of companies organized or headquartered in emerging market countries, all of which may be invested in securities of issuers organized or headquartered in any one emerging market country.


       There are currently no limitations on the types of businesses in which the Fund may invest, although no more than 25% of the Fund's total assets may be invested in the securities of companies primarily engaged in any one industry (other than securities of the U.S. Government, its agencies and instrumentalities). There is no maximum market capitalization for the companies in which the Fund invests. The Fund is not required to sell portfolio securities solely because a company's market capitalization has declined below $1 billion, and is not prevented from purchasing or required to sell other portfolio securities as a result of such change.

 DRESDNER RCM GLOBAL SMALL CAP FUND

GOAL AND STRATEGY

       Dresdner CM Global Small Cap Fund (the "Global Small Cap Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of small-sized domestic and foreign companies. "Small-sized companies" are defined as companies whose common stock, or securities convertible into common stock, have a total market capitalization of up to $1 billion at the time of purchase. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.

       Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 100% of its total assets in equity and equity-related securities of foreign issuers. While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its foreign investments will be in securities of companies organized or headquartered in Japan and the countries of Western Europe. Under normal market conditions, the Fund will not invest more than 25% of its total assets in securities of issuers that are organized or headquartered in any one foreign country, other than France, Germany, Japan and the United Kingdom. Up to 30% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.


       There are currently no limitations on the types of businesses in which the Fund may invest, although no more than 25% of the Fund's total assets may be invested in the securities of companies primarily engaged in any one industry (other than securities of the U.S. Government, its agencies and instrumentalities). Although there is no minimum market capitalization for the companies in which the Fund invests, the Investment Manager currently does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase. The Fund is not required to sell portfolio securities solely because a company's market capitalization has exceeded $1 billion, and is not prevented from purchasing or required to sell other portfolio securities as a result of such change. The average market capitalization of the Fund's portfolio at market value is expected to be approximately $500 million and will not exceed $1 billion.


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
 DRESDNER RCM GLOBAL TECHNOLOGY FUND

GOAL AND STRATEGY


       Dresdner RCM Global Technology Fund (the "Technology Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic and foreign companies whose revenues are primarily generated by technology products and services. These products and services include computers and computer peripherals, software, electronic components and systems, communications equipment and services, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The Fund may also invest in companies that, in the Investment Manager's view, should significantly benefit from the commercialization of technological advances even if they are not directly involved in them. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.


       Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 50% of its total assets in equity and equity-related securities of foreign issuers. However, under normal market conditions, the Fund will not invest more than 25% of its total assets in securities of issuers that are organized or headquartered in Japan. Up to 20% of the Fund's total assets may be invested in emerging market issuers; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.


       Although there is no limitation of the market capitalizations of the companies in which the Fund invests, the Investment Manager currently intends to invest primarily in equity and equity-related securities of companies with market capitalizations in excess of $500 million at the time of purchase, and does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.

 DRESDNER RCM GLOBAL HEALTH CARE FUND

GOAL AND STRATEGY


       Dresdner RCM Global Health Care Fund (the "Health Care Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic and foreign health care companies. "Health care companies" are defined as companies which principally are engaged in the health care business including, but not limited to, pharmaceutical, biochemical and biotechnology and medical companies. These companies are typically involved in research and development or ownership and/or operation of health care facilities, franchises or practices, and the design, production or selling of medical, dental and optical products. A company will be deemed to be principally engaged in the health care business if at least 50% of its earnings or revenues is derived from health care activities, or at least 50% of its assets are devoted to such activities, based upon the company's financial statements as of the end of its most recent fiscal year. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.


       Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 100% of its total assets in equity and equity-related securities of foreign issuers. While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its foreign investments will be in securities of companies organized or headquartered in Japan and the countries of Western Europe. Up to 15% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.


       Although there is no limitation on the market capitalizations of the companies in which the Fund may invest, the Investment Manager currently intends to invest primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion at the time of purchase, and does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.


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 DRESDNER RCM BIOTECHNOLOGY FUND


GOAL AND STRATEGY


       Dresdner RCM Biotechnology Fund (the "Biotechnology Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic and foreign companies in the biotechnology industry. The Fund seeks investment opportunities in companies engaged in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry includes pharmaceutical, biochemical, medical/surgical, human health care, agricultural and industrial oriented companies. However, because of the rapid developments in the biotechnology industry, it can be expected that over time companies with new and different products and focuses will be included in the industry. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.


       While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its investments will be in securities of companies organized or headquartered in the United States. However, the Fund may invest up to 100% of its total assets in equity and equity-related securities of foreign issuers. Under normal market conditions the Fund will not invest more than 25% of its total assets in securities of issuers organized or headquartered in any one foreign country. Up to 15% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.


       Although there is no limitation on the market capitalizations of the companies in which the Fund may invest, it is likely that a significant portion of the companies in which the Fund invests will have market capitalizations below $1 billion. The Investment Manager currently does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.

 DRESDNER RCM INTERNATIONAL GROWTH
EQUITY FUND A

GOAL AND STRATEGY


       Dresdner RCM International Growth Equity Fund A (the "International Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of foreign companies. These foreign companies include:
(i) companies that are organized or headquartered, or whose operations principally are conducted outside, the United States; (ii) companies whose securities are principally traded outside the United States, regardless of where the company is organized or headquartered or where its operations principally are conducted; (iii) companies that have issued depositary receipts; and (iv) other investment companies investing primarily in such equity and equity-related foreign securities. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.


       The Fund invests in securities of issuers located in at least ten different countries, with no more than 25% of its total assets invested in securities of issuers that are organized or headquartered in any one foreign country other than Japan, the United Kingdom and Germany. Investments in securities of issuers organized or headquartered in Japan, the United Kingdom and Germany may in each country aggregate up to 65% of the Fund's total assets. The Fund may also invest up to 10% of its total assets in U.S. issuers. The Fund expects to invest a substantial portion of its assets in securities of companies that are organized or headquartered in developed foreign countries. Up to 30% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities (excluding foreign currencies) of issuers organized or headquartered in any one emerging market country.


       Although there is no limitation on the market capitalizations of the companies in which the Fund may invest, the Investment Manager currently intends to invest primarily in equity and equity-related securities of issuers with market capitalizations in excess of $1 billion at the time of purchase, and does not intend to invest more than 10% of the Fund's total assets in securities of issuers with market capitalizations below $100 million at the time of purchase.


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
 DRESDNER RCM EMERGING MARKETS FUND

GOAL AND STRATEGY


       Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of emerging market companies. "Emerging markets companies" are defined as companies organized or headquartered in any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. Under normal market conditions, the Fund invests at least 80% of its total assets in these companies.


       As of the date of this Prospectus, emerging market countries are deemed to include, for purposes of this Prospectus, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New
Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


       The Fund will not invest more than 15% of its total assets in securities of issuers that are organized or headquartered in any one emerging market country. In addition, the Fund may invest up to 15% of its total assets in securities of issuers that are organized or headquartered in developed countries, but that have or will have substantial assets in developing countries or derive or expect to derive a substantial portion of their total revenues from goods and services produced in, or sales made in, developing countries.


       Although there is no limit on the market capitalizations of the companies in which the Fund may invest, the Investment Manager currently intends to invest primarily in equity and equity-related securities of companies with market capitalizations in excess of $100 million at the time of purchase.

 INVESTMENT POLICIES

HOW DO THE FUNDS SELECT PORTFOLIO SECURITIES?

       The Investment Manager seeks to identify companies that are expected to have higher-than-average rates of growth and strong potential for capital appreciation relative to downside exposure. While each Fund emphasizes investments in growth companies, each Fund also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.

       In determining whether securities of particular issuers are believed to have the potential for capital appreciation, the Investment Manager evaluates the fundamental value of each enterprise, as well as its prospects for growth. In most cases, these companies will have one or more of the following characteristics: superior management; strong balance sheets; differentiated or superior products or services; substantial capacity for growth in revenue, through either an expanding market or through expanding market share; strong commitment to research and development; and a steady stream of new products or services. Because current income is not the focus of any Fund's investment objective, no Fund will restrict its investments in equity and equity-related securities to those issuers with a record of dividend payments.

       In evaluating particular foreign investment opportunities, the Investment Manager may consider, in addition to the factors described above, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located, as well as other factors it deems relevant.

WHAT ARE EQUITY AND EQUITY-RELATED SECURITIES?

       Equity and equity-related securities include common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices. In addition, equity and equity-related securities may include securities sold in the form of depositary receipts and securities issued by other investment companies. The International Fund and Large Cap Fund currently intend to invest primarily in common stock. The other Funds currently intend to invest primarily in common stock and depositary receipts.

WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?

       The types of foreign equity and equity-related securities that the Funds may invest in include: (i) securities of companies that are organized or headquartered, or whose operations principally are conducted, outside the United States; (ii) securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or


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
headquartered or where its operations principally are conducted;
(iii) depositary receipts; and (iv) securities of other investment companies investing primarily in such equity and equity-related foreign securities.

   Each Fund expects that its investments in foreign securities will be comprised primarily of securities that are traded on recognized foreign securities exchanges. However, each Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet the Fund's investment criteria. Subject to each Fund's restrictions on investment in foreign securities, the Funds also may invest in securities that are not publicly traded either in the United States or in foreign markets.

DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?


       Each Fund presently expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions to hedge currency exposure related to securities it owns or that it anticipates purchasing. (See DO THE FUNDS HEDGE THEIR INVESTMENTS?) In addition, a Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.


       For purposes of the percentage limitations on each Fund's investments in foreign securities, the term securities does not include foreign currencies. This means that a Fund's exposure to foreign currencies or multinational currency units such as the European Currency Unit (a "basket" comprised of specified amounts of currencies of certain of the members of the European Union) may be greater than its percentage limitation on investments in foreign securities denominated in foreign currencies and multinational currency units. Each Fund will incur costs in connection with conversions between various currencies and gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates.


       Each Fund is also authorized to employ currency management techniques to enhance its total return, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets, calculated at the time of purchase, in currency management techniques for the purpose of enhancing return.


DO THE FUNDS HEDGE THEIR INVESTMENTS?

       For hedging purposes, each Fund may purchase options on stock indices and on securities that are authorized for purchase by the Fund. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option (or on the option expiration date). An option on a stock index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option prior to its exercise or expiration by selling an option of the same series as the option previously purchased.

       Each Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. The International Fund may hedge up to 100% of its total assets. These techniques include forward currency exchange contracts, currency options, futures contracts (and related options), and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.

       Each Fund may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if, in the judgment of the Investment Manager, there is a pattern of correlation between the two currencies.

WHAT OTHER INVESTMENT PRACTICES SHOULD I KNOW ABOUT?

DEPOSITARY RECEIPTS

       Each Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other similar depositary instruments representing securities of foreign companies. ADRs are receipts for ordinary shares of foreign companies that typically are issued by U.S. banks and entitle the holder to all dividends and all capital gains associated with the underlying ordinary shares. These securities may not be denominated in the same currency as the underlying securities that they represent. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing a similar arrangement. When it is possible to invest either in an ADR, EDR, or GDR, or to invest directly in the underlying security, the Investment Manager will evaluate which investment opportunity is preferable, based on price differences, relative trading volumes, anticipated liquidity, differences in currency risk, and other factors.

       Although investment in ADRs does not involve the currency exchange risk that is present when investing in the underlying securities, depositary receipts may have risks that are similar to those of foreign equity securities. Therefore, for purposes of each Fund's investment policies and restrictions, depositary receipts are treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. (See WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?)

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
OTHER INVESTMENT COMPANIES


       The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may place limitations on such investments. The only practical means of investing in such issuers may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In such cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries (see WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?), each Fund may invest up to 10% of the value of its total assets in other investment companies. However, no Fund may acquire more than 3% of the voting securities of any other investment company.

       To the extent that a Fund invests in other investment companies, it will bear its proportionate share of any management or administration fees and other expenses paid by investment companies in which it invests. At the same time, the Fund would continue to pay its own management fees and other expenses.

SHORT SELLING


       Each Fund, except the International Fund, may make short sales of securities that it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and may also make short sales of securities which it does not own or have the right to acquire. In order to deliver a security that is sold short to the buyer, the Fund must arrange through a broker to borrow the security, and becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. When a Fund makes a short sale, the proceeds of the sale are retained by the broker until the Fund replaces the borrowed security.

       The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

       Although the International Fund may not make short sales of securities, it may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.


WHEN ISSUED, FIRM COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

       Each Fund may purchase securities on a delayed delivery or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Funds generally do not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.

       A Fund will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, a Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

DEBT SECURITIES


       Under normal market conditions, the International Fund may invest up to 20%, and each other Fund except the Emerging Markets Fund may invest up to 10%, of its total assets in short-term debt obligations (with maturities of less than one year) issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational governmental entities, and debt obligations of corporate issuers. Such debt obligations will be rated, at the time of purchase, investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service ("Moody's"), or another recognized rating organization, or if unrated will be determined by the Investment Manager to be of comparable investment quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher-rated securities. The Investment Manager does not currently intend to purchase U.S. or foreign debt securities on behalf of the International Fund except on an occasional basis when the Investment Manager believes that unusually attractive investments are available.


       The Emerging Markets Fund may invest up to 5% of its total assets in debt securities issued or guaranteed by an emerging market company or government (including such government's agencies, instrumentalities, authorities and political subdivisions), or denominated in the currencies of emerging market countries that the Investment Manager believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's, or another recognized international rating organization. Bonds rated below investment grade are often referred to as "junk bonds," and involve greater risk of default or price declines than investment grade securities.


       During times when the Investment Manager believes a temporary defensive posture is warranted, including times involving international, political or economic uncertainty, each Fund may hold all or a substantial portion of its assets in investment grade debt securities issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies,


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instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. When a Fund is so invested, it may not be achieving its investment objective.

BORROWING MONEY

       From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Funds will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings (including reverse repurchase agreements) exceed 5% of the value of its total assets. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.

       A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Capital Company or the Equity Company, as applicable (each, a "Board of Directors" or collectively, the "Boards of Directors"), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.


LENDING PORTFOLIO SECURITIES

       Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by its Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

ILLIQUID SECURITIES


       Each Fund may invest up to 15% (10% for the International Fund) of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a

Fund are liquid or illiquid pursuant to standards adopted by the Boards of Directors.

       The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

       The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Boards of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CAN THE FUNDS' OBJECTIVES AND POLICIES BE CHANGED?

       Each Fund's investment objective is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval. If there is a change in a Fund's investment objective or policies, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

       The various percentage limitations referred to in this Prospectus apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of change in any applicable percentage resulting from market fluctuations.

WHAT ARE THE FUNDS' PORTFOLIO TURNOVER RATES?


       Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager anticipates that the annual portfolio turnover rate for the Biotechnology Fund and the Emerging Markets Fund should not exceed 150% and 125%, respectively, during their first full year of operation. See FINANCIAL HIGHLIGHTS for the portfolio turnover rates of the other Funds.

       A Fund's portfolio turnover rate is not a limiting factor when the Investment Manager deems portfolio changes appropriate. Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate

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or desirable to do so. Turnover will be influenced by sound investment practices, each Fund's investment objective and the need for funds for the redemption of a Fund's shares.

       Because the Investment Manager will purchase and sell securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their assets for long-term capital appreciation or generation of current income. A high portfolio turnover rate would increase aggregate brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by the Fund's stockholders.

 INVESTMENT AND RISK CONSIDERATIONS


       Investment in the Funds is subject to a variety of risks, including the following. See the SAI for further information about these and other risks.


EQUITY INVESTMENTS

       Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. The value of each Fund's net assets can be expected to fluctuate.

SPECIFIC INDUSTRIES


       Because the Technology Fund, Health Care Fund and Biotechnology Fund each focus its investments in a single industry, each will be more susceptible than other diversified investment companies to market and other conditions affecting the industry in which that Fund invests. Such conditions include competitive pressures affecting the financial condition of companies in which these Funds invest, rapid product obsolescence, dependence on extensive research and development, aggressive pricing and greater sensitivity to changes in governmental regulation and policies. As a result of each such Fund's concentration on a single sector, its net assets may be more volatile in price than the net asset value of an investment company with a more broadly diversified portfolio.


SMALL-SIZED COMPANIES

       Investments in small-sized concerns may involve greater risks than investments in larger companies. The securities of small-sized companies, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small-sized companies in which a Fund may invest may be unseasoned; that is, these companies may have limited or unprofitable operating histories, limited financial resources and inexperienced management. Small-sized companies often face competition from larger or more established firms that have greater resources. Small-sized companies may not have as great an ability to raise additional capital, may have a less diversified product line (making them susceptible to market pressure), and may have a smaller public market for their shares than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time or below the original purchase price. Investment by a Fund in these small or unseasoned companies may be regarded as speculative. As a result of these factors, to the extent a Fund invests in small-sized companies, its net assets may be more volatile in price than would otherwise be the case.

                                                                          [LOGO]

FOREIGN SECURITIES

       Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S.
issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also experience difficulties or delays in obtaining or enforcing judgments.

       Most foreign securities markets have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets.

       Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, such Funds may be subject to increased risks due to political, economic, social or regulatory events that may occur in these countries. Such political, economic, social or regulatory developments may adversely effect the securities and currency markets of these countries.


EMERGING MARKETS

       There are special additional risks associated with investments in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

       Economies in emerging market countries generally are heavily dependent upon international trade, and may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries. In addition, certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

       There are a number of risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments. Differences between the options and securities markets could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus transaction costs, this entire amount could be lost.

       A Fund's currency management techniques involve risks different from those that arise in connection with investments in U.S. dollar-denominated securities. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts and options on currency futures contracts involve risks similar to those of options on securities; in addition, the potential loss incurred by a Fund in such transactions is unlimited. To the extent that such techniques are used to enhance return, they are considered speculative.

       The use of hedging and currency management techniques is a highly specialized activity, and there can be no assurance as to the success of any such operations which a Fund may implement. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

SHORT SELLING

       Short sales by a Fund that are not made "against the box" create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. The net asset value per

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
share of a Fund engaging in short sales will tend to be more volatile than would otherwise be the case. Short sales that are not "against the box" also theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty in purchasing securities to meet its short sale delivery obligations, might have to purchase such securities at higher prices than would otherwise be the case, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

WHAT OTHER RISK FACTORS SHOULD I BE AWARE OF?

CONVERTIBLE SECURITIES AND WARRANTS

       The value of a convertible security is a function of both its yield in comparison with the yields of similar non-convertible securities and the value of the underlying stock. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a fixed price, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the exercise price, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment in the warrant.

CREDIT OF COUNTERPARTIES

       A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

BORROWING

       Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.

NON-DIVERSIFICATION


       The Technology Fund, Health Care Fund, Biotechnology Fund and International Fund are non-diversified within the meaning of the 1940 Act. As non-diversified funds, each may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, a Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and representing not more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).


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
 ORGANIZATION AND MANAGEMENT

WHO MANAGES THE FUNDS?


       The Large Cap Fund, Global Small Cap Fund, Technology Fund, Health Care Fund, Biotechnology Fund and Emerging Markets Fund are series of the Equity Company. The International Fund is a series of the Capital Company. The Equity Company and the Capital Company were incorporated in Maryland as open-end management investment companies in September 1995 and March 1979, respectively.

       Each Company's Board of Directors has overall responsibility for the operation of the series of the Company. Pursuant to such responsibility, the Board of Directors of each Company has approved contracts for various financial organizations to provide, among other things, day-to-day management services required by its respective series.

       Each Company has retained, as its Funds' investment manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company, with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the applicable Company's Board of Directors.


       The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996 and is the successor to RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. The Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices located in Frankfurt, Germany. Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.


       Pursuant to an agreement among RCM Limited L.P. ("RCM Limited"), the Investment Manager and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of Dresdner RCM's Board of Managers. RCM Limited is a California limited partnership consisting of 45 limited partners and one general partner, RCM General Corporation, a California corporation. Twenty-four of the limited partners of RCM Limited are also the shareholders of RCM General.


EQUITY PHILOSOPHY


       The Investment Manager's equity philosophy is to invest in growth stocks--stocks of companies that are expected to have superior and predictable growth. Through fundamental research and a series of valuation screens, the Investment Manager seeks to purchase securities of those companies whose expected growth in earnings and dividends will provide a risk-adjusted return in excess of the market.

GRASSROOTS RESEARCH

       In addition to traditional research activities, the Investment Manager utilizes research produced by Grassroots Research, an operating group within the Investment Manager. Grassroots Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which a Fund is considering investing and by checking marketplace assumptions concerning market demand for particular products and services.

LARGE CAP FUND


       John D. Leland, Jr. and Carson V. Levit are primarily responsible for the day-to-day management of the Large Cap Fund. Mr. Leland is a Principal of the Investment Manager, with which he has been associated since 1972. He has managed equity portfolios on behalf of the Investment Manager since 1972.
Mr. Levit is a Senior Vice President of the Investment Manager, with which he has been associated since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1994.


GLOBAL SMALL CAP FUND


       David S. Plants and Michael F. Malouf are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. Plants is a Senior Vice President of the Investment Manager, with which he has been associated since 1993. Mr. Malouf is a Senior Vice President of the Investment Manager, with which he has been associated since 1991. They have participated in the management of portfolios on behalf of the Investment Manager since 1993 and 1992, respectively.


TECHNOLOGY FUND


       Walter C. Price and Huachen Chen are primarily responsible for the day-to-day management of the Technology Fund. Messrs. Price and Chen are both Principals of the Investment Manager, with which they have been associated since 1974 and 1985, respectively. They have managed equity portfolios on behalf of the Investment Manager since 1985.


HEALTH CARE FUND AND BIOTECHNOLOGY FUND


       Jeffrey J. Wiggins and Selena A. Chaisson, M.D. are primarily responsible for the day-to-day management of the Health Care Fund and the Biotechnology Fund. Mr. Wiggins is a Principal of the Investment Manager, with which he has been associated since 1992. He has participated in the management of portfolios on behalf of the Investment Manager since 1992. Dr. Chaisson is a Senior Vice President of the Investment Manager, with which she has been associated since 1994.


                                                                          [LOGO]

She has participated in the management of portfolios on behalf of the Investment Manager since 1996. In 1994 she was employed by Regeneron Pharmaceuticals where she served as Manager of Corporate Finance. From 1993-1994 she was employed by The Mendel Group where she served as a Consultant.


INTERNATIONAL FUND AND EMERGING MARKETS FUND


       William S. Stack is primarily responsible for the day-to-day management of the International Fund and together with Ana Wiechers-Marshall is primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Stack is a Principal of the Investment Manager, with which he has been associated since 1994, and is a member of its Board of Managers. From 1985-1994 he was employed by Lexington Management Corporation where he served as Managing Director and Chief Investment Officer. Mr. Stack has more than 24 years of experience managing both domestic and international equities. Ms. Wiechers-Marshall is a Senior Vice President of the Investment Manager, with which she has been associated since 1995. She has participated in the management of portfolios on behalf of the Investment Manager since 1997. From 1993-1995 she was employed by The Bank of America where she served as Latin America Regional Manager.


WHAT ARE THE FUNDS' MANAGEMENT FEES?


       Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. The Technology Fund and the Emerging Markets Fund each pay a monthly fee to the Investment Manager based on its average daily net assets, at the annual rate of 1.00%. The International Fund pays a monthly fee to the Investment Manager based on its average daily net assets, at the annual rate of 0.75%.


       The Health Care Fund, Global Small Cap Fund and Biotechnology Fund each pay a monthly fee to the Investment Manager based on its average daily net assets, at the following annual rate:



AVERAGE DAILY NET ASSETS                  FEE
-----------------------------------------------
The first $500 million                    1.00%
Above $500 million and below $1 billion   0.95%
Above $1 billion                          0.90%


       The Large Cap Fund also pays a monthly fee to the Investment Manager based on its average daily net assets, at the following annual rate:


AVERAGE DAILY NET ASSETS                  FEE
-----------------------------------------------
The first $500 million                    0.70%
Above $500 million and below $1 billion   0.65%
Above $1 billion                          0.60%


WHAT OTHER EXPENSES DO THE FUNDS PAY?


       Each Fund is responsible for the payment of its expenses, including: brokerage and commission expenses; taxes; interest charges on borrowings (if any); custodial charges and expenses; investment management fees due to the Investment Manager; fees paid pursuant to a Rule 12b-1 plan, if applicable; and all other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager).

       To limit the expenses of each Fund, the Investment Manager has agreed to pay each Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the respective Company attributable to the Fund for the quarter (except interest, taxes and extraordinary expenses) exceed the following expense ratios on an annual basis through December 31, 1998:
Technology Fund and Global Small Cap Fund - 1.75%; Health Care Fund, Biotechnology Fund and Emerging Markets Fund - 1.50%; International Fund - 1.00%; and Large Cap Fund - 0.95%. Each Fund will reimburse the Investment Manager for fees deferred or other expenses paid by the Investment Manager pursuant to this agreement in later years in which operating expenses are otherwise less than such expense limitation. Accordingly, until all such amounts are reimbursed, a Fund's expenses will be higher, and its total return will be lower, than would otherwise have been the case. No interest, carrying or finance charge will be paid by a Fund with respect to any amounts representing fees deferred or other expenses paid by the Investment Manager. In addition, a Fund will not be required to repay any unreimbursed amounts to the Investment Manager upon termination of its investment management agreement.


HOW DO THE FUNDS DECIDE WHICH BROKERS TO USE?


       The Investment Manager, subject to the overall supervision of the Boards of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria. Subject to the requirement of seeking best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. Subject to the requirement of seeking the best available execution, the Investment Manager may also place orders with brokerage firms that have sold shares of a Fund.

       A Fund may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. A Fund may also purchase listed securities through the third market (over-the-counter trades of exchange-listed securities) or fourth market (direct trades of securities between institutional investors without the intermediation of a broker-dealer). When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager seeks to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

       When appropriate and to the extent consistent with applicable laws and regulations, a Fund may execute brokerage transactions through Dresdner Kleinwort Benson North America LLC, a

                                                                          [LOGO]
wholly owned subsidiary of Dresdner, or other broker-dealer subsidiaries or affiliates of Dresdner.

WHO IS THE FUNDS' DISTRIBUTOR?

       Funds Distributor, Inc. (the "Distributor"), whose principal place of business is 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of shares of each Fund. The Distributor is engaged in the business of providing mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.

       The Equity Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Large Cap Fund, Global Small Cap Fund, Global Health Care Fund and Biotechnology Fund. Under the distribution plans, each Fund pays the Distributor an annual fee of up to 0.25% of its average daily net assets (0.15% for the Large Cap Fund) as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of shares of the Fund. If in any month the Distributor is due more from a Fund for such services than is immediately payable because of the expense limitation under the plans, the unpaid amount is carried forward from month to month while the plan is in effect until such time as it may be paid.


WHO ARE THE FUNDS' CUSTODIANS AND TRANSFER AGENT?


       State Street Bank and Trust Company acts as the custodian, transfer agent, redemption agent and dividend paying agent for the International Fund, Technology Fund, Health Care Fund, Global Small Cap Fund, Biotechnology Fund and Large Cap Fund and as transfer agent, redemption agent and dividend paying agent for the Emerging Markets Fund. State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.


       Brown Brothers Harriman & Co. acts as the Emerging Markets Fund's custodian. Brown Brothers' principal business address is 40 Water Street, Boston, Massachusetts 02109.

 HOW TO PURCHASE SHARES

WHAT IS THE OFFERING PRICE FOR FUND SHARES?

       Shares of the Funds are offered on a continuous basis at the offering price next determined after receipt of an order in proper form. The offering price is the net asset value per share. The minimum initial investment is $5,000, and the minimum subsequent investment is $250 (other than investments through a Fund's automatic dividend reinvestment plan). However, for investors purchasing shares through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with any of the Funds, the minimum initial investment may differ.

HOW CAN I PURCHASE FUND SHARES BY MAIL?


       Investors or their duly authorized agents may purchase shares of any of the Funds by sending a signed, completed subscription form to National Financial Data Services ("NFDS"), an affiliate of State Street Bank and Trust Company, at P.O. Box 419927, Kansas City, Missouri 64141-6927, and paying for the shares as described below. Shares may also be purchased through certain brokers which have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption. Subscription forms can be obtained from the Companies.


       Orders for shares received by NFDS, or any other authorized agent of the Companies, prior to the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading will be priced at the net asset value (see HOW ARE SHARES PRICED?) computed as of the close of regular trading on the Exchange on that day. Each Company reserves the right to reject any subscription at its sole discretion. Orders received after the close of regular trading on the New York Stock Exchange, or on any day on which the Exchange is not open for trading, will be priced at the close of regular trading on the Exchange on the next succeeding day on which the Exchange is open for trading.

       Upon receipt of an order in proper form, NFDS will open a stockholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction will be forwarded to the investor.

WHERE SHOULD I SEND MY SUBSCRIPTION PAYMENT?

       Payment for shares purchased should be made by check or money order. Checks should be bank or certified checks. Each Company may, at its option, accept a check that is not a bank or certified check; however, third-party checks will not be accepted. Payments should be sent to:


FUND NAME
P.O. Box 419927
Kansas City, MO 64141-6927


                                                                          [LOGO]

HOW CAN I PURCHASE FUND SHARES BY WIRE?

       Investors may also make initial or subsequent investments by electronic transfer of funds or wire transfer of federal funds. Before transferring or wiring funds, an investor must first call (800) 726-7240 for instructions. On the telephone, the following information will be requested: name of authorized person; stockholder account number (if such account number is in existence); name of Fund; amount being transferred or wired; and transferring or wiring bank name.

       Investors may be charged a fee if they effect transactions through a broker or agent. Your broker or agent is responsible for forwarding payment promptly to NFDS. Each Company reserves the right to cancel any purchase order for which payment has not been received by the third business day following the order.

       Share certificates will be issued only for full shares and only upon the specific request of the stockholder. Confirmation statements showing transactions in the stockholder's account and a summary of the status of the account serve as evidence of ownership of shares of a Fund.

CAN I PAY FOR SHARES WITH INVESTMENT SECURITIES?


       In its discretion, each Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Any such securities: (i) will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the method of valuing a Fund's portfolio described under HOW ARE SHARES PRICED? below; (ii) will have a tax basis to the Fund equal to such value; (iii) must not be restricted securities; and (iv) must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that a Fund would be willing to purchase at that time. Prospective stockholders considering this method of payment should contact the appropriate Company in advance to discuss the securities in question and the documentation necessary to complete the transaction.


HOW ARE SHARES PRICED?


       The net asset value of each Fund on which its offering and redemption prices are based is the sum of the market value of the securities and other assets owned by the Fund less its liabilities (including expenses payable and accrued), computed pursuant to standards adopted by the Boards of Directors.
The net asset value of each share of a Fund is the quotient obtained by dividing the net assets of such Fund by the total number of shares of the Fund outstanding. The net asset value of a Fund's shares will be calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange is open for trading.

 STOCKHOLDER SERVICES

WHAT SERVICES ARE PROVIDED TO STOCKHOLDERS?

AUTOMATIC REINVESTMENT


       Each income dividend and capital gain distribution, if any, declared by a Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date, unless the stockholder or his or her duly authorized agent has elected to receive all such payments, or only the dividend or distribution portions thereof, in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the appropriate Company and will be effective as to any subsequent payment if such notice is received prior to the record date used for determining the stockholders entitled to such payment. Any dividend and distribution election will remain in effect until such Company is notified by the stockholder in writing to the contrary.


EXCHANGE PRIVILEGE


       You may exchange shares of a Fund into shares of any other Fund offered through this Prospectus, without a sales charge or other fee, by contacting NFDS. Exchange purchases are subject to the minimum investment requirements of the series purchased. An exchange will be treated as a redemption and purchase for tax purposes.

       Shares will be exchanged at net asset value per share net determined after receipt by NFDS of: (i) a written request for exchange, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged; and (ii) stock certificates for any shares to be exchanged which are held by the stockholder. Exchanges will not become effective until all documents in the form required have been received by NFDS. A stockholder in doubt as to what documents are required should contact NFDS.

TELEPHONE PURCHASES AND REDEMPTIONS


       Commencing July 1, 1998, stockholders may purchase or redeem shares by calling (800) 726-7240. If a stockholder calls before 1:00 p.m. (Pacific Time), the purchase or redemption will be at the net asset value determined that day; if a stockholder calls after 1:00 p.m. (Pacific Time), the purchase or redemption will be at the net asset value determined on the next business day.


       Stockholders should realize that by utilizing the telephone privilege they may be giving up a measure of security that they may have if they were to purchase or redeem their shares in writing. Each Company will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if they do not do so, may be liable for any losses due to unauthorized or fraudulent instructions. Each Company reserves the right to refuse a telephone purchase or redemption request if it believes, that


                                                                          [LOGO]
the person making the request is not authorized by the investor to make the request. Neither Company, nor their agents, will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a stockholder with respect to the telephone privilege.


ACCOUNT STATEMENTS


       Stockholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.


REPORTS TO STOCKHOLDERS


       Each Fund's fiscal year ends on December 31. Each Fund will issue to its stockholders semi-annual and annual reports. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Companies will provide one annual and semi-annual report and annual prospectus per household. The federal income tax status of stockholders' dividends and distributions will also be reported to stockholders after the end of each fiscal year.


STOCKHOLDER INQUIRIES


       Stockholder inquiries should be addressed to the appropriate Company at the address or telephone number on the front page of this Prospectus.

 REDEMPTION OF SHARES

HOW DO I REDEEM MY SHARES?


       Subject to the limitations described below, each Company will redeem the shares of its respective series tendered to it, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. Because the net asset value of a Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for those shares.


       Redemption payments will be made wholly in cash unless the appropriate Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities.

       Stockholders may be charged a fee if they effect transactions through a broker or agent.

WHEN WILL I RECEIVE MY REDEMPTION PAYMENT?

PAYMENT FOR SHARES


       Payment for shares redeemed will be made within seven days after receipt of: (i) a written request for redemption, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed;
(ii) stock certificates for any shares to be redeemed which are held by the stockholder; and (iii) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. Redemptions will not become effective until all documents in the form required have been received by the appropriate Company. A stockholder in doubt as to what documents are required should contact the appropriate Company.


       If either Company is requested to redeem shares for which it has not yet received payment,the mailing of a redemption check will be delayed until such time as payment has been collected, which may take up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay.

       Upon execution of the redemption order, a confirmation statement will be forwarded to the stockholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wire no later than seven days after execution of the redemption order, except as provided below.

SUSPENSION OF REDEMPTIONS

       The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than a customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted,

                                                                          [LOGO]
or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of stockholders.

WHAT ELSE SHOULD I KNOW ABOUT REDEMPTIONS?

REINSTATEMENT PRIVILEGE


       You may reinvest proceeds from a redemption of shares of a Fund, or proceeds of a dividend or capital gain distribution paid to you with respect to shares of a Fund, in the same Fund or any of the other Funds offered in this Prospectus. Send a written request and a check to the Dresdner RCM Global Funds within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The taxability of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same series within 30 days.


INVOLUNTARY REDEMPTION


       In order to reduce a Fund's expenses, it may redeem all of the shares of any investor whose account has a net asset value of less than $5,000 due to redemptions (other than a stockholder who is a participant in a qualified retirement plan or whose initial investment is below $5,000). The Fund will give such stockholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

 DIVIDENDS, DISTRIBUTIONS AND TAXES

WHAT DIVIDENDS AND OTHER DISTRIBUTIONS DO THE FUNDS PAY?


       Each Fund intends to pay to its stockholders all of each fiscal year's net investment income and net realized capital gains, if any, on its investment portfolio and net gains, if any, from foreign currency transactions. The amount and time of any such dividend or other distribution depends upon the realization by a Fund of income and capital gains from investments. Normally, dividend and other distribution payments are declared and paid by each Fund in December.


       A stockholder who purchases a Fund's shares shortly before the record date for a dividend or other distribution thereon will pay full price for the shares (known as buying a distribution) and then will receive some portion of his or her purchase price back as a taxable distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital.


WHAT TAXES WILL I PAY ON THE FUNDS DIVIDENDS AND OTHER DISTRIBUTIONS?


       Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to stockholders as ordinary income. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, will be taxable to stockholders as long-term capital gain, regardless of how long they have held their Fund shares and whether paid in cash or reinvested additional shares. Stockholders who are not subject to tax on their income generally will not be required to pay tax on dividends or distributions. Dividends and other distributions generally are taxable to stockholders at the time they are received. However, dividends declared in October, November and December by a Fund and made payable to stockholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.


       Federal law requires a Fund to withhold 31% of the amount of dividends, capital gain distributions and/or redemption proceeds payable to individual and certain other non-corporate stockholders if the stockholder has not properly furnished a certified correct taxpayer identification number and (except with respect to redemption proceeds) has not certified that backup withholding does not apply. Amounts withheld are applied to the stockholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Under the Code, distributions of investment company taxable income and net capital gain by a Fund to a stockholder who, as to the United States, is a non-resident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership may also be subject to U.S. withholding tax, although distributions of net capital gain to such a stockholder generally will not be subject to withholding.


                                                                          [LOGO]

WILL THE FUNDS ALSO PAY TAXES?


       Each Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. By doing so, it will not be subject to federal income tax with respect to investment company taxable income and net capital gain distributed to its stockholders.


       Each Fund may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If it is eligible to do so, a Fund may elect to "pass through" to its stockholders the amount of foreign income taxes paid by the Fund, if such election is deemed to be in the best interests of stockholders. If this election is made, stockholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Fund, and will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax returns. If a Fund does not make that election, stockholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.


WHEN WILL I RECEIVE TAX INFORMATION?


       Each stockholder of a Fund will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.


       The foregoing is a general, abbreviated summary of the present U.S. federal income tax law applicable to dividends and distributions by the Funds; see the SAI for further information. Investors should consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.

 GENERAL INFORMATION

WHAT OTHER INFORMATION SHOULD I KNOW ABOUT THE FUNDS?


       The authorized capital stock of the Capital Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 100,000,000 shares have been designated as shares of the International Fund. The authorized capital stock of the Equity Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 50,000,000 shares have been designated as shares of each of the Technology Fund, Global Small Cap Fund, Health Care Fund, Large Cap Fund, Biotechnology Fund, and Emerging Markets Fund. The Board of Directors of each Company may, in the future, authorize the issuance of other classes of shares of such Funds, or of other series of capital stock representing shares of additional investment portfolios or funds.


       All shares of each Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares. All shares of the Funds when duly issued will be fully paid and non-assessable. The rights of the holders of shares of each Fund may not be modified except by vote of the majority of the outstanding shares of such Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.


       As of March 31, 1998, there were: 7,849,683 shares of the International Fund outstanding of which 38.6% were beneficially owned by The Pension Plan for Salaried Employees of Travelers Insurance Company and its Affiliates; 530,156 shares of the Technology Fund outstanding of which 35.2% were beneficially owned by RCM Capital Management Profit Sharing Plan; 400,865 shares of the Health Care Fund outstanding, 402,646 shares of the Global Small Cap Fund outstanding, 401,965 shares of the Large Cap Fund outstanding, 301,379 shares of the Biotechnology Fund outstanding, and 300,011 shares of the Emerging Markets Fund outstanding of which 99.8%, 99.3%, 99.5%, 99.5%, and 100%, respectively, were beneficially owned by clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division.

       Shares of each Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of a Company's shares voting for the election of the directors can elect 100% of the directors of the Company if they wish to do so. In such event, the holders of the remaining less than 50% of the shares of the Company voting for the election of directors will not be able to elect any person to the Board of Directors of the Company.

       Neither Company is required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. A Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and will assist in


                                                                          [LOGO]
communicating with its stockholders as required by Section 16(c) of the 1940
Act.

       Because the Capital Company and the Equity Company are registered separately under the 1940 Act but are using a combined Prospectus and SAI there is a possibility that the series of either Company may be liable for any misstatements, inaccuracies or incomplete disclosures in such documents concerning the other Company.



       This Prospectus does not contain all of the information set forth in the Capital Company's and the Equity Company's respective registration statements and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statements and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. They are also available on the SEC's Internet Web Site at http://www.sec.gov.

 NOTES

                           DRESDNER RCM GLOBAL FUNDS, INC.
                           DRESDNER RCM CAPITAL FUNDS, INC.
                          SUPPLEMENT DATED DECEMBER 31, 1998
                      TO THE STATEMENT OF ADDITIONAL INFORMATION
                                  DATED MAY 1, 1998

THE FOLLOWING INFORMATION REPLACES ALL SIMILAR REFERENCES THROUGHOUT THE STATEMENT OF ADDITIONAL ("SAI"):

The corporate name of "Dresdner RCM Equity Funds, Inc." has changed to "Dresdner RCM Global Funds, Inc." (the "Global Company"). The "Dresdner RCM International Equity Fund A" has changed its name to the "Dresdner RCM International Growth Equity Fund."

THE FOURTH FULL PARAGRAPH IN THE SECTION ENTITLED "THE INVESTMENT MANAGER" BEGINNING ON PAGE 19 OF THE SAI IS ELIMINATED AND THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN SUCH SECTION.

The following table shows the amount of management fees paid by each fund to the Investment Manager for the past three years, if applicable.

                         Fiscal Years Ended            Management Fees Paid
                         December 31st                 to Investment Manager
Large Cap Fund                  1997                   $33,041
Global Small Cap Fund           1997                   $45,183
Global Technology Fund          1997                   $61,204
                                1996                   $30,827
Global Health Care Fund         1997                   $46,238
International Fund              1997                   $611,884
                                1996                   $313,342
                                1995                   $218,054

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "THE DISTRIBUTOR" AT PAGE 21 OF THE SAI.

The Global Company, on behalf of its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Emerging Markets Fund and Dresdner RCM Global Technology Class N shares and the Capital Company, on behalf of its Dresdner RCM International Growth Equity Fund Class N shares, have adopted distribution and service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each such Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with providing distribution and shareholder support services to such shares. Class I shares are not subject to 12b-1 fees.

The Distributor may pay broker-dealers and others, out of the fees it receives under the Distribution Plan, quarterly trail commissions of up to 0.25%, on an annual basis, of the average daily net assets attributable to the Class N shares of the Funds held in the accounts of their customers.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "DESCRIPTION OF CAPITAL SHARES" BEGINNING ON PAGE 27 OF THE SAI:

As of November 30, 1998, there were 7,833,439 shares of the International Growth Equity Fund outstanding, 805,966 shares of the Global Technology Fund outstanding, 441,982 shares of the Global Small Cap Fund outstanding, 407,855 shares of the Global Health Care Fund outstanding, 404,683 shares of the Large Cap Growth Fund outstanding, 335,553 shares of the Biotechnology Fund outstanding and 300,344 shares of the Emerging Markets Fund outstanding. On that date the following were known to the Companies to own of record more than 5% of the Funds' capital stock:

NAME AND ADDRESS OF                                         % OF SHARES
BENEFICIAL OWNER                        SHARES HELD         OUTSTANDING
INTERNATIONAL GROWTH EQUITY FUND

The Pension Plan for Salaried             3,029,700         38.70%
Employees of Travelers Insurance
Company and Its Affiliates
388 Greenwich Street
New York, New York 10013

JM Family Enterprises, Inc.               1,495,495         19.10%
100 NW 12th Avenue
Deerfield Beach, Florida 33442

General Mills Inc.                          667,066         8.50%
c/o State Street Bank and Trust Company
P.O. Box 1992
Boston, Massachusetts 02105-1992

The Lurie Company                           532,480         6.80%
555 California Street
Suite 1500
San Francisco, California 94104

GLOBAL TECHNOLOGY FUND

RCM Capital Management                      172,804         21.44%
Profit Sharing Plan
Four Embarcadero Center
San Francisco, California 94111

Walter C. Price                             101,268         12.56%
c/o Dresdner RCM Global Investors
Four Embarcadero Center
San Francisco, California 94111

GLOBAL SMALL CAP FUND

Clients of Dresdner Bank AG/                400,000         90.50%
Investment Management
Institutional Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

Charles Schwab & Co., Inc.                   21,727         4.92%
101 Montgomery Street
San Francisco, California 94104

GLOBAL HEALTH CARE FUND

Clients of Dresdner Bank AG/                400,000         98.07%
Investment Management
Institutional Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

LARGE CAP GROWTH FUND

Clients of Dresdner Bank AG/                400,000         98.85%
Investment Management
Institutional Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

BIOTECHNOLOGY FUND

Clients of Dresdner Bank AG/                300,000         89.40%
Investment Management
Institutional Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

EMERGING MARKETS FUND

Clients of Dresdner Bank AG/                300,000         99.89%
Investment Management
Institutional Asset Management Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "FINANCIAL STATEMENTS" AT PAGE 30 OF THE SAI.

Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Semi-Annual Reports to stockholders for the six-month period ended June 30, 1998, including the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements.

                           DRESDNER RCM CAPITAL FUNDS, INC.

                           DRESDNER RCM EQUITY FUNDS, INC.


                          DRESDNER RCM LARGE CAP GROWTH FUND

                          DRESDNER RCM GLOBAL SMALL CAP FUND

                         DRESDNER RCM GLOBAL TECHNOLOGY FUND

                         DRESDNER RCM GLOBAL HEALTH CARE FUND

                           DRESDNER RCM BIOTECHNOLOGY FUND

                   DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A

                          DRESDNER RCM EMERGING MARKETS FUND


                               FOUR EMBARCADERO CENTER

                           SAN FRANCISCO, CALIFORNIA 94111

                                    (800) 726-7240

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1998

Dresdner RCM International Growth Equity Fund A (the "International Fund") is a series of Dresdner RCM Capital Funds, Inc. (the "Capital Company"), an open-end management investment company. Dresdner RCM Large Cap Growth Fund (the "Large Cap Fund"), Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund"), Dresdner RCM Global Technology Fund (the "Technology Fund"), Dresdner RCM Global Health Care Fund (the "Health Care Fund"), Dresdner RCM Biotechnology Fund (the "Biotechnology Fund"), and Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") are series (each a "Fund" and, with the International Fund, the "Funds") of Dresdner RCM Equity Funds, Inc. (the " Equity Company" and, with the Capital Company, the "Companies"), an open-end management investment company. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager").

This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Funds' Prospectus dated May 1, 1998 and should be read in conjunction with such Prospectus. The Prospectus may be obtained without charge by writing or calling either Company at the address and phone number above.

                                  TABLE OF CONTENTS

                                                                        PAGE

Investment Objectives and Policies . . . . . . . . . . . . . . . . .      2
Investment and Risk Considerations . . . . . . . . . . . . . . . . .     11
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . .     18
Execution of Portfolio Transactions. . . . . . . . . . . . . . . . .     20
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . .     22
The Investment Manager . . . . . . . . . . . . . . . . . . . . . . .     24
The Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . .     27
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . .     28
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . .     29
Dividends, Distributions and Tax Status. . . . . . . . . . . . . .       29
Investment Results . . . . . . . . . . . . . . . . . . . . . . . . .     32
Description of Capital Shares. . . . . . . . . . . . . . . . . . . .     34
Additional Information . . . . . . . . . . . . . . . . . . . . . . .     37

                            ------------------------------

                          INVESTMENT OBJECTIVES AND POLICIES

                            ------------------------------

INVESTMENT CRITERIA

In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES

The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve each Fund's investment objective, the Investment Manager allocates the Fund's assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objective are expected to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.


INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Emerging Markets Fund may, and each other Fund will, invest in securities of companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.


Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese Yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.


INVESTMENT IN EMERGING MARKETS. Each Fund may, and the Emerging Markets Fund will, invest in securities of companies organized or headquartered in developing countries with emerging markets. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.


Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. See INVESTMENT AND RISK CONSIDERATIONS -- EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.


It is unlikely that a Fund will be invested in equity securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

CURRENCY MANAGEMENT

Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currency units such as the European Currency Unit, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.

From time to time, the Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets, calculated at the time of purpose in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, each Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, a Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates. Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

Each Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

If a Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.

A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will enter into such transactions only with the primary dealers or others deemed creditworthy by the Investment Manager.

OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.

The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Each Fund may purchase call or put options on currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.


When a Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.

CURRENCY SWAPS. Each Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Companies and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.

OPTIONS TRANSACTIONS

Each Fund may purchase listed put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, a Fund will not purchase options if more than 25% of the value of its net assets would be hedged.

A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and stock indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

PUT OPTIONS. If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

CALL OPTIONS. If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security thereafter falls, the price the Fund pays for the security will in effect be increased by the premium paid for the call option less any amount for which such option may be sold.

STOCK INDEX OPTIONS. Each Fund may purchase put and call options with respect to stock indices such as the S&P Composite 500 Stock Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.

SHORT SALES

Each Fund, except the International Fund, may engage in short sales transactions. Although the International Fund may not make short sales of securities, it may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

FUTURES TRANSACTIONS

Each Fund may purchase and sell currency futures contracts and futures options, in accordance with the strategies more specifically described below, to hedge against currency exchange rate fluctuations or to enhance returns. The International Fund may also purchase and sell stock index futures contracts and futures options as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities.

FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the currency or index at the close of the last trading day of the contract and the price at which the currency or index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency or index. No physical delivery of the underlying currency or stocks in the index is made.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying currency or stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on currency or stock index futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

PURCHASE OF FUTURES. Each Fund may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates. Similarly, when the Investment Manager anticipates a significant stock market or stock market sector advance, the International Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

SALE OF FUTURES. Each Fund may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies. Similarly, the International Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency futures or stock index futures contracts is analogous to the purchase of a put on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency futures or stock index futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate movements or temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency or stock index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency or stock index futures contract. Like the purchase of a currency futures or stock index futures contract, a Fund would purchase a call option on a currency or stock index futures contract to hedge against an unfavorable movement in exchange rates.


LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, except for the Emerging Markets Fund, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.


The International Fund will not engage in transactions in stock index futures contracts and futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund's portfolio.


REGULATORY MATTERS. The Companies have filed claims of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.

DEBT SECURITIES

Each Fund may purchase debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.


The debt obligations in which each Fund will invest (other than the Emerging Markets Fund) will be rated, at the time of purchase, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or equivalent ratings by other rating organizations, or, if unrated, will be determined by the Investment Manager to be of comparable investment quality. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. The

Emerging Markets Fund may also invest in debt obligations unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization.


U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality.

PREFERRED STOCKS

Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

INVESTMENT IN ILLIQUID SECURITIES

Each Fund may purchase illiquid securities. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

CASH-EQUIVALENT INVESTMENTS

Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currency units: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's; certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Capital Company's and the Equity Company's Boards of Directors (herein after collectively referred to as the "Board of Directors"); time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

PORTFOLIO TURNOVER

Each Fund may invest in securities on either a long-term or short-term basis. A Fund may invest with the expectation of short-term capital appreciation if the Investment Manager believes that such action will benefit the Fund's stockholders. A Fund also may sell securities that have been held on a short-term basis if the Investment Manager believes that circumstances make the sale of such securities advisable. This may result in a taxable stockholder paying higher income taxes on Fund distributions than would be the case for shareholders of investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares.


For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could also occur during the first year of a Fund's operations, and during periods when a Fund's assets are growing or shrinking.

INVESTMENT RESTRICTIONS

In making purchases within the foregoing policies, each Fund and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS below. If a percentage restriction on a Fund's investment or utilization of assets set forth above or under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions.


Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, such Funds may be subject to increased risks due to political, economic, social or regulatory events that may occur in these countries. Such political, economic, social or regulatory developments may adversely effect the securities and currency markets of these countries.

                            ------------------------------

                          INVESTMENT AND RISK CONSIDERATIONS

                            ------------------------------

INVESTMENTS IN FOREIGN SECURITIES GENERALLY

Investments in foreign equity securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. stock markets.

At the same time, however, investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Funds' control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objective.

In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

Investment in debt obligations of supranational organizations involves additional risks. Such organizations' debt obligations generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITARY RECEIPTS

In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.


The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.


A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a

Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

Investment in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.


No Fund, except the Emerging Markets Fund, will invest more than 5% of the value of its total assets in securities issued by companies (including predecessors) that have operated for less than three years. The securities of such companies may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.


CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities. Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.




OTHER DEBT OBLIGATIONS

Although securities rated BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

JUNK BOND CONSIDERATIONS

The Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated below "Baa" by Moody's, below "BBB" by Standard & Poor's, or below investment grade by other recognized rating agencies, or if unrated, securities determined by the Investment Manager to be of comparable quality, if the Investment Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Securities rated below "Baa" or "BBB" or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Emerging Markets Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities.

The Investment Manager will try to reduce the risk inherent in the Emerging Market Fund's investment in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Manager's research and credit analysis are a correspondingly more important aspect of its program for managing the Emerging Market Fund's investments in such debt securities. The Investment Manager will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity.

OPTIONS

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.


Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

FUTURES TRANSACTIONS

There are several risks in connection with the use of futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the security or currency which is the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the security or currency being hedged. If the price of the future moves less than the price of the security or currency which is the subject of the hedge, the hedge will not be fully effective but, if the price of the security or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security or currency being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the security or currency which is the subject of the hedge.


To compensate for the imperfect correlation of movements in the price of a security or currency being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the security or currency being hedged, if the historical volatility of the price of such security or currency has been greater than the historical volatility of the security or currency. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.


Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.


When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the security or currency which is the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the stock index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the security or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index or currency and movements in the price of stock index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.


Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.


Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.


A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.


Successful use of futures by the Funds for hedging purposes or to enhance returns is subject to the Investment Manager's ability to predict correctly movements in the direction of the security and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices which would reflect the rising market. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

OTHER RISK CONSIDERATIONS

Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.


A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

                            ------------------------------

                               INVESTMENT RESTRICTIONS

                            ------------------------------

FUNDAMENTAL POLICIES

Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that a Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities) (this restriction does not apply to the Technology Fund, Health Care Fund or Biotechnology
     Fund).

2. Acquire more than 10% of the outstanding voting securities of any one issuer;

3.   Invest in companies for the purpose of exercising control or management;

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures, forward foreign currency exchange transactions, and currency options;

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
     (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets;

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, or invest more than 15% of the value of its net assets in securities that are illiquid;

8. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

9. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940
     Act) of the Company, other than unaffiliated broker-dealers;

10. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC. The Funds have no current intention of entering into commodities contracts except for currency futures and futures options;

11. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets;

12. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

13. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

OPERATING POLICIES

Each Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Invest more than 5% of the value of its total assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor);

3. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account); and

4. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the value of the Fund's net assets (this restriction does not apply to the International Fund).

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Companies under the 1940 Act does not involve any supervision by any federal or other agency of the Companies management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

                            ------------------------------

                         EXECUTION OF PORTFOLIO TRANSACTIONS

                            ------------------------------

The Investment Manager, subject to the overall supervision of the Board of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager. Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and it is recognized that a Fund may be charged commission paid to a broker or dealer who supplied research services not utilized by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

The Funds may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

For the fiscal year ended December 31, 1997, the Large Cap Fund, Global Small Cap Fund, Health Care Fund and Emerging Markets Fund paid in brokerage commissions $8,344, $19,389, $12,833 and $3,913, respectively, of which 77%,
98%, 95% and 100%, respectively, was paid to firms which provided research information. The Biotechnology Fund paid no brokerage commissions for the fiscal year ended December 31, 1997.

For the fiscal years ended December 31, 1997 and 1996, the Technology Fund paid in brokerage commissions $12,641 and $11,875, respectively, of which 89% and 83%, respectively, was paid to firms which provided research information.

For the fiscal years ended December 31, 1997, 1996 and 1995, the International Fund paid in brokerage commissions $518,944, $333,597 and $207,486, respectively, all of which was paid to firms which provided research information.


As noted below, the Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of a brokerage commissions separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.

                             ----------------------------

                                DIRECTORS AND OFFICERS

                             ----------------------------

The names and addresses of the Directors and officers of the Companies and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

DEWITT F. BOWMAN, (67), Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc. and the Wilshire Target Funds, and as a trustee of Brandes Investment Trust and Pacific Gas and Electric Nuclear Decommissioning Trust.

PAMELA A. FARR, (52), Director. Ms. Farr is a partner in Best & Co. LLC, a manufacturer and retailer of children's clothing and accessories. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure.




FRANK P. GREENE, (61), Director. Mr. Greene is a partner and portfolio manager of Wood Island Associates, Inc., a registered investment adviser, with which he has been associated since August 1991. From November 1987 to August 1991, he was a Senior Vice President and Portfolio Manager of Siebel Capital Management, Inc., a registered investment adviser.

GEORGE G.C. PARKER, (59), Director. Mr. Parker is Associate Dean for Academic Affairs, and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of: the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980; H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of Directors of the University National Bank & Trust Company from 1986 to 1995.

KENNETH E. SCOTT, (69), Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, with which he has been associated since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management. Mr. Scott does not serve as a Director of the Equity Company.

RICHARD W. INGRAM, (42), President, Treasurer and Chief Financial Officer. Mr. Ingram is Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc., ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is also an officer of certain investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.




GARY S. MACDONALD, (33), Vice President and Assistant Treasurer. Mr. MacDonald is a Vice President of FDI, with which he has been associated since November 1996. From September 1992 to November 1996, he was a Vice President of BayBanks Investment Management/BayBanks Financial Services; and from April 1989 to September 1992, he was an analyst at Wellington Management Company. He is also Vice President and Assistant Treasurer of RCS. His address is 60 State Street, Suite 1300, Boston Massachusetts 02109.


DOUGLAS C. CONROY, (29), Vice President and Assistant Treasurer. Mr. Conroy is a Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was a Fund Accountant at The Boston Company, Inc. He is also an officer of certain investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

KAREN JACOPPO-WOOD, (31), Assistant Secretary. Ms. Jacoppo-Wood is a Vice President and Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was a Senior Paralegal at The Boston Company Advisors, Inc. She is also an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

MARY A. NELSON, (34), Assistant Treasurer. Ms. Nelson is Vice President of Treasury Administration and Operations for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

Regular meetings of each Company's Board of Directors are held on a quarterly basis. Each Company's Audit Committee, whose present members are George G.C. Parker and Kenneth E. Scott for the Capital Company and DeWitt F. Bowman and Frank P. Greene for the Equity Company, meets with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Capital Company receives a fee of $9,000 per year plus $1,500 per series for each Board meeting attended and $500 for each Audit Committee meeting attended and each Director of the Equity Company receive a fee of $1,000 per year plus $500 for each Board meeting attended and $250 for each Audit Committee meeting attended. Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings.

The following table sets forth the aggregate compensation paid by the Companies for the fiscal year ended December 31, 1997, to the Directors and the aggregate compensation paid to the Directors for service on the Board of Directors and that of all other funds in the "Company complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                                                                         Total
                                                                                                     Compensation
                                                                Pension or                             from the
                                                                Retirement                           Companies and
                         Aggregate            Aggregate      Benefits Accrued     Estimate              Company
                       Compensation         Compensation        as Part of         Annual               Complex
                     from  the Equity     from the Capital     the Companies    Benefits Upon      Paid to Director
Name                      Company              Company           Expenses        Retirement               (1)
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman         $26,000             $49,500               None              N/A            $75,500

Pamela A. Farr           $15,750             $38,250               None              N/A            $54,000

Thomas S. Foley (2)      $14,750             $35,250               None              N/A            $50,000

Frank P. Greene          $16,000             $31,500               None              N/A            $47,500

George G.C. Parker       $11,750             $23,250               None              N/A            $35,000

Kenneth E. Scott         $0                  $38,250               None              N/A            $38,250


---------------------

(1) During the fiscal year ended December 31, 1997, there were nine funds in the complex.
(2) Mr. Foley served on each Company's Board of Directors from May 1996 through November 1997.


Each Director of the Capital Company or the Equity Company who is not an "interested person" as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills or, if authorized by an order of the Securities and Exchange Commission ("Order", for which an application is pending) or otherwise, shares of the Common Stock of the Company of which he or she is a Director, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to make these payments to the Directors of a Company pursuant to the Directors' Plan is a general obligation of such Company. Each Fund may, to the extent permitted by the 1940 Act and the Order, invest in 90-day U.S. Treasury bills or the Common Stock of the Capital Company and/or the Equity Company, to match its share of the deferred compensation obligation under the Directors' Plan.


As of December 31, 1997, no Director or officer of either Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Companies.

                            ------------------------------

                                THE INVESTMENT MANAGER

                            ------------------------------

The Board of Directors of each Company has overall responsibility for the operation of the such Company's Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The

Companies, on behalf of their respective Funds, have retained as the Funds' Investment Manager Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.

The Investment Manager is a wholly owned subsidiary of Dresdner, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1996, of DM 561 billion ($388 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this Prospectus, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Midler, Michael J. Apatoff, Luke D. Knecht, Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by the investment management agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Companies.

Pursuant to an agreement among RCM Limited L.P. ("RCM Limited"), the Investment Manager, and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of the Board of Managers. RCM Limited is a California limited partnership consisting of 45 limited partners and one general partner, RCM General Corporation, a California corporation. Twenty-four of the limited partners of RCM Limited are also principals of the Investment Manager, and the shareholders of RCM General. As of the date of this Prospectus, the following persons are limited partners of RCM Limited and shareholders of RCM General:
William L. Price, Michael J. Apatoff, Eamonn F. Dolan, John D. Leland, Jr., Jeffrey S. Rudsten, William S. Stack, Kenneth B. Weeman, Jr., Anthony Ain, Donna
L. Avedisian, John L. Bernard, Huachen Chen, Jacqueline M. Cormier, G. Nicholas Farwell, Joanne L. Howard, Stephen Kim, John A. Kriewall, Allan C. Martin, Andrew H. Massie, Jr., Melody L. McDonald, Lee N. Price, Walter C. Price, Jr., Gary B. Sokol, Andrew C. Whitelaw, and Jeffrey J. Wiggins.


The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of June 14, 1996 for the Technology Fund and International Fund, December 27, 1996 for the Global Small Cap Fund, Health Care Fund and Large Cap Fund, and December 30, 1997 for the Biotechnology Fund and Emerging Markets Fund. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Boards of Directors. The Investment Manager is also the investment manager for Dresdner RCM Growth Equity Fund and Dresdner RCM Small Cap Fund, each a series of Dresdner RCM Capital Funds, Inc.; RCM Strategic Global Government Fund, Inc. and The Emerging Germany Fund Inc., closed-end management investment companies; and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.

The Management Agreements with respect to the International Fund, Technology Fund, Global Small Cap Fund, Health Care Fund and Large Cap Fund were approved by the stockholders of the Funds on May 28, 1996, December 30, 1996 (for Global Small Cap Fund, Health Care Fund and Large Cap Fund), respectively, all of which were most recently approved by the unanimous vote of the Board of Directors of each Company on March 19, 1998. The Management Agreements with respect to the Biotechnology and Emerging Markets Fund were approved by the initial stockholders of each Fund as of December 30, 1997, and by the unanimous vote of the Equity Company's Board of Directors on December 11, 1997, and will continue in effect until December 30, 1999. A Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Fund's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

Each Fund has, under its respective Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Funds. Expenses attributable to a Fund are charged against the assets of the Fund.

The Investment Manager has voluntarily agreed to limit each Fund's expenses as described in the Prospectus. In subsequent years, each Fund has agreed to reimburse the Investment Manager for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability. No amounts were paid in fiscal 1997 under this reimbursement policy.

Each Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. Each Company has agreed to indemnify the Investment Manager against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement or otherwise as investment manager of the various series of the Company. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.

Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority the Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

                             ----------------------------
                                   THE DISTRIBUTOR

                             ----------------------------

Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

Pursuant to Distribution Agreements with the Capital Company and the Equity Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. Each Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreements, the Companies have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Companies.

Each Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Companies; services with regard to advertising, marketing and promotional activities; and officers to the Companies. The Investment Manager is required to reimburse the Companies for any fees and expenses of the Distributor pursuant to the Agreements.

DISTRIBUTION PLAN

Under a plan of distribution for the Equity Company with respect to the Large Cap Fund, Health Care Fund, Global Small Cap Fund and Biotechnology Fund (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor incurs the expense of distributing shares of these Funds. The Distribution Plan provides for reimbursement to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing shares of each such Fund. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing shares of the Fund, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectus and statement of additional information.

The Distribution Plan continues in effect from year to year with respect to each such Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Equity Company, including a majority vote of the Directors who are not "interested persons" of such Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Distribution Plan may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the Equity Company in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor may pay broker-dealers and others, out of the fees it receives under the Distribution Plans, quarterly trail commissions of up to the following respective percentages, on an annual basis, of the average daily net assets attributable to shares of the Funds held in the accounts of their customers:
0.15% for the Large Cap Fund and 0.25% for the Global Small Cap Fund, Health Care Fund and Biotechnology Fund. During fiscal year ended December 31, 1997, no fees were paid to the Distributor pursuant to the Distribution Plans.

Pursuant to the Distribution Plans, the Board of Directors of the Equity Company will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors of the Equity Company who are not "interested persons" of the Company within the meaning of the 1940 Act will be committed to the Directors who are not interested persons of the Company.

                            ------------------------------

                                   NET ASSET VALUE

                            ------------------------------

For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the Nasdaq Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the appropriate Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

Debt obligations with maturities of 60 days or less are valued at amortized cost. The Companies may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

                            ------------------------------

                          PURCHASE AND REDEMPTION OF SHARES

                            ------------------------------

The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (currently 4:00 P.M. New York time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by National Financial Data Services ("NFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to NFDS. Each Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of each such Company and its respective series.

REDEMPTION OF SHARES

Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the
Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Company of which it is a series believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

                            ------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

                            ------------------------------

Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the payment date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the appropriate

Company and will be effective as to any subsequent payment if such notice is received by such Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until such Company is notified by the stockholder in writing to the contrary.




REGULATED INVESTMENT COMPANY. Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for the Funds. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of
(i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.

Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions.

Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.

WITHHOLDING. Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS. Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. As of the date of this Statement of Additional Information, it is not entirely clear whether the 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although proposed technical corrections legislation would do so.

STRADDLE RULES. Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain future contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES. A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.

                            ------------------------------

                                  INVESTMENT RESULTS

                            ------------------------------

Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:
                                          n
                                    P(1+T)  = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment;
(ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.

Average annual total returns of the Large Cap Fund, Global Small Cap Fund and Health Care Fund for the one year period ended December 31, 1997 were 31.99%, 25.48% and 30.00%, respectively. Average annual total returns of the Technology Fund for the one year period ended December 31, 1997, and since inception, were 27.08% and 26.84%, respectively. Average annual total returns for the International Fund for the one year period ended December 31, 1997, the Fund's first public offering, and since inception, were 17.93%, 19.99% and 18.36%, respectively.

In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

The Large Cap Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Composite Index.

2. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The Global Small Cap Fund and Health Care Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Index.

2.   The Russell Midcap Index.

3. Data and mutual fund rankings published by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The Technology Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Index.

2.   The Russell Midcap Index.

3.   The Lipper Science & Technology Fund Index.

4.   The Hambrecht & Quist Technology Index.

5. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives and assets.

The Biotechnology Fund may from time to time compare its investment results with the following:

1.   The American Stock Exchange Biotechnology Index.

2.   The Russell 2000 Index.

3. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The International Fund may from time to time compare its investment results with the following:

1.   The MSCI EAFE Market Capitalization-Weighted Index.

2.   The MSCI All Country World Free Ex-U.S. Index.

3.   The S&P 500 Index.

4. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The Emerging Markets Fund may from time to time compare its investment results with the following:

1.   The IFC Index of Investable Emerging Markets.

2.   The MSCI Emerging Markets Free Index.

3.   The S&P 500 Index.

4. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.


                            ------------------------------

                            DESCRIPTION OF CAPITAL SHARES

                            ------------------------------

Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or Articles of Incorporation or Bylaws, each Company generally may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company.

As of the March 31, 1998, there were 401,964.975 shares of the Large Cap Fund outstanding, 402,645.995 shares of the Global Small Cap Fund outstanding, 530,156.449 shares of the Technology Fund outstanding, 400,865.415 shares of the Health Care Fund outstanding, 301,379.147 shares of the Biotechnology Fund outstanding, 789,683.248 shares of the International Fund outstanding and 300,011.000 shares of the Emerging Markets Fund outstanding. On that date the following were known to the Companies to own of record more than 5% of the Funds' capital stock:


Name and Address of
BENEFICIAL OWNER                        SHARES HELD       % SHARES OUTSTANDING
----------------                        -----------       --------------------
LARGE CAP FUND

Clients of                              400,000                  99.5%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

GLOBAL SMALL CAP FUND

Clients of                              400,000                  99.3%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

TECHNOLOGY FUND

RCM Capital Management                  186,619                  35.2%
Profit Sharing Plan
Four Embarcadero Center
San Francisco, CA  94111

Walter C. Price                         105,326                  19.9%
c/o Dresdner RCM Global Investors
Four Embarcadero Center
San Francisco, CA  94111

Chen Family Trust                        27,184                   5.1%
c/o Dresdner RCM Global Investors
Four Embarcadero Center
San Francisco, CA  94111

HEALTH CARE FUND

Clients of                              400,000                  99.8%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany


BIOTECHNOLOGY FUND

Clients of                              400,000                99.5%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany


INTERNATIONAL FUND

The Pension Plan for Salaried         3,029,700                38.6%
Employees of Travelers Insurance
Company and Its Affiliates
388 Greenwich Street
New York, NY  10013


JM Family Enterprises, Inc.           1,495,495                19.1%
100 NW 12th Avenue
Deerfield Beach, FL  33442


General Mills Inc.                      802,237                10.2%
c/o State Street Bank and Trust Company
P.O. Box 1992
Boston, MA  02105-1992


The Lurie Company                       532,480                 6.8%
555 California Street, Suite 1500
San Francisco, CA  94104

EMERGING MARKETS FUND

Clients of                              300,000                 100%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany


                            ------------------------------

                                ADDITIONAL INFORMATION

                            -----------------------------

COUNSEL

Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the International Fund has been passed upon by Morrison & Foerster, 425 Market Street, San Francisco, California 94105 and by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201 for each of the other Funds. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, have been appointed as independent auditors for each Company.

LICENSE AGREEMENT

Under License Agreements dated as of December 11, 1997, the Investment Manager has granted each Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, each Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

YEAR 2000

The services provided by the Funds' Investment Manager, Distributor, Custodians and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the year 2000 to avoid errors when storing dates and making date-related calculations. The Funds understand that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on any one of the Funds.

FINANCIAL STATEMENTS

Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Reports to Shareholders for the year ended December 31, 1997, including the Report of Independent Accountants, dated February 20, 1998, the Statement of Investments in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. Information pertaining to the Biotechnology Fund and Emerging Markets Fund cover the period from December 30, 1997 (commencement of operations) through December 31, 1997. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.

REGISTRATION STATEMENT

The Funds' Prospectus and this Statement of Additional Information do not contain all of the information set forth in each Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. Each registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov.

Statements contained in the Prospectus or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to each Company's registration statement, each such statement being qualified in all respects by such reference.

                                   Dresdner RCM Global Funds, Inc.
                                   Four Embarcadero Center
                                   San Francisco, California 94111
                                   (800) 726-7240




Dresdner RCM Tax Managed Growth Fund
Dresdner RCM Global Equity Fund
Dresdner RCM Strategic Income Fund



     Dresdner RCM Global Funds, Inc. (the "Global Funds" or the "Company") (formerly known as Dresdner RCM Equity Funds, Inc.) is a professionally managed, no-load, open-end management investment company. The Company currently consists of a number of distinct portfolios with separate investment objectives and strategies. Information about three of the portfolios (each a "Fund" and collectively, the "Funds"), including the investment objectives of each Fund, the types of securities in which each Fund may invest, and the applicable investment policies and restrictions for each Fund, is set forth in this Prospectus.

     This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read this document and retain it for future use. A Statement of Additional Information ("SAI") for the Funds dated December 31, 1998 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI may be obtained, without charge, by writing or calling the Company at the address or telephone number set forth above.

     Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by Dresdner Bank AG or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

     The Dresdner RCM Strategic Income Fund may invest a significant portion of its assets in debt securities rated below investment grade, sometimes referred to as high-yield debt securities or "junk bonds." These securities carry greater risk, such as the risk of default, than higher-rated debt securities. For further details, please refer to the section entitled "Investment and Risk Considerations" beginning on page 16.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is December 31, 1998

TABLE OF CONTENTS


Overview                                      3

Summary of Fees and Expenses                  4

The Dresdner RCM Global Funds                 6

Investment Policies                           8

Investment and Risk Considerations           16

Organization and Management                  21

How to Purchase Shares                       25

Stockholder Services                         27

Redemption of Shares                         29

Dividends, Distributions and Taxes           31

General Information                          33

Appendix A                                   34



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer or solicitation.

OVERVIEW


     The Funds, each of which offers a Non-Institutional Class ("Class N") and an Institutional Class ("Class I") of shares, are designed to provide investors with the opportunity to develop an investment program across a broad range of financial markets and sectors. Each Fund has its own investment objective, policies and associated risks. One or more of the Funds may be an appropriate part of your overall investment strategy. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. As with any mutual fund, there is no assurance that any of the Funds will achieve its investment objective.



     This summary is designed to provide a brief overview of each of the Funds. A more detailed discussion of each Fund's objective and investment policies can be found in the sections entitled "Dresdner RCM Global Funds" and "Investment Policies" beginning on pages 6 and 8, respectively.


     Each Fund is managed by Dresdner RCM Global Investors LLC ("Dresdner RCM" or the "Investment Manager"). Dresdner RCM is an investment adviser registered with the Securities and Exchange Commission with principal offices in San Francisco, California. Dresdner RCM, together with its predecessors, have over 25 years of experience in the investment advisory business. Dresdner RCM, together with its affiliates, currently provides investment management services to institutional and individual clients and registered investment companies with aggregate assets in excess of $60 billion.


     The investment objective of the Dresdner RCM Tax Managed Growth Fund and the Dresdner RCM Global Equity Fund is long-term appreciation of capital. Current income is considered only as part of total return and is not emphasized. The Dresdner RCM Tax Managed Growth Fund also considers the impact of capital gains taxes on investors' returns.

     DRESDNER RCM TAX MANAGED GROWTH FUND invests primarily in a diversified portfolio of equity and equity-related securities of U.S. companies of all sizes which the Investment Manager believes have superior earnings growth potential.

     DRESDNER RCM GLOBAL EQUITY FUND invests primarily in a diversified portfolio of equity and equity-related securities of domestic and foreign companies of all sizes.



     The investment objective of the Strategic Income Fund is current income, with capital appreciation as a secondary objective.



     DRESDNER RCM STRATEGIC INCOME FUND invests primarily in a diversified portfolio of U.S. and foreign debt securities, including securities rated below investment grade.

SUMMARY OF FEES AND EXPENSES

     The following information is designed to help you understand various costs and expenses of each Fund that you as an investor may bear directly or indirectly. Information about all of the Funds is based on their expected expenses for their first full year of operation. Actual expenses and returns may be greater or less than those shown below.

SHAREHOLDER TRANSACTION EXPENSES
(applicable to each Fund)

Sales load imposed on purchases                   None
Sales load imposed on reinvested dividends        None
Deferred sales charges on redemptions             None
Redemption Fee                                    None (1)
Exchange Fee                                      None

(1) There is a 1.00% redemption fee charged to shareholders of the Dresdner RCM Tax Managed Growth Fund for redemptions made within the first year of purchase.

ANNUAL OPERATING EXPENSES (expressed as a percentage of average net assets)



                                                                  OTHER         TOTAL
                               MANAGEMENT FEE    12B-1 FEE      EXPENSES (2)  EXPENSES (2)
                               --------------    ---------    --------------- -----------
                                                              (after expense
                                                              reimbursements)
Non-Institutional Shares - Class N
----------------------------------
Tax Managed Growth                  0.75%          0.25%          0.50%          1.50%
Global Equity                       0.75%          0.25%          0.50%          1.50%
Strategic Income                    0.75%          0.25%          0.50%          1.50%

Institutional Shares - Class I
------------------------------
Tax Managed Growth                  0.75%             -           0.50%          1.25%
Global Equity                       0.75%             -           0.50%          1.25%
Strategic Income                    0.75%             -           0.50%          1.25%





(2) The Investment Manager has agreed, until at least December 31, 1999, to pay each Fund, on behalf of its Class N and Class I shares, the amounts, if any, by which ordinary operating expenses of the Company attributable to such class for each quarter (except interest, taxes and extraordinary expenses) exceed its annualized total expense ratio noted above as a percentage of its average daily net assets. In subsequent years, each Fund, on behalf of its Class N and Class I shares, will reimburse the Investment Manager for any such payments during a five year period to the extent that such class's operating expenses are otherwise below the expense cap. Other expenses and total operating expenses for the first year of operation for each Fund's Class N and Class I shares, without expense reduction, are estimated to be as follows:




                                         OTHER EXPENSES      TOTAL EXPENSES
                                         --------------      --------------
     Non-Institutional Shares - Class N
     ----------------------------------
     Tax Managed Growth                       1.15%               1.90%
     Global Equity                            1.18%               1.93%
     Strategic Income                         1.15%               1.90%

                                         OTHER EXPENSES      TOTAL EXPENSES
                                         --------------      --------------
     Institutional Shares - Class I
     ------------------------------
     Tax Managed Growth                       0.90%               1.65%
     Global Equity                            0.93%               1.68%
     Strategic Income                         0.90%               1.65%

EXAMPLE

The following tables illustrate the expenses you as a stockholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return (2) expenses as set forth above and (3) redemption at the end of each time period.



                                      1 YEAR         3 YEARS
                                      ------         -------
Non-Institutional Shares - Class N
----------------------------------

Tax Managed Growth                      $15            $47
Global Equity                            15             47
Strategic Income                         15             47


Institutional Shares - Class I
------------------------------

Tax Managed Growth                      $13            $40
Global Equity                            13             40
Strategic Income                         13             40



These examples should not be considered as representations of past or future returns or expenses, which may be more or less than those shown.

THE DRESDNER RCM GLOBAL FUNDS


Dresdner RCM Tax Managed Growth Fund
Dresdner RCM Global Equity Fund
Dresdner RCM Strategic Income Fund



     The following section describes the goals and strategies for the Dresdner RCM Global Funds offered pursuant to this Prospectus. An investment in any one of the Funds is subject to a variety of risks. For a detailed description of the risks associated with an investment in any one of the Funds, refer to the sections entitled "Investment Policies" and "Investment and Risk Considerations" beginning on pages 8 and 16, respectively. Please read these sections carefully before investing.



     The Global Funds also offer, pursuant to a separate prospectus, the following funds: Dresdner RCM Large Cap Growth Fund; Dresdner RCM Global Small Cap Fund; Dresdner RCM Global Technology Fund; Dresdner RCM Global Health Care Fund; Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund. The International Growth Equity Fund, offered by the Dresdner RCM Capital Funds, Inc., is also included in the same prospectus. For a copy of the most recent prospectus, please write or call the Company at the address or telephone number set forth on the front page of this Prospectus.


DRESDNER RCM TAX MANAGED GROWTH FUND - GOAL AND STRATEGY

      Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund") seeks long-term capital appreciation by investing in a broadly diversified portfolio of equity and equity-related securities of U.S. companies while seeking to enhance the after-tax returns of its stockholders. The Fund invests primarily in companies the Investment Manager believes have superior earnings growth potential.

     In pursuit of its investment objective, the Fund may invest up to 25% of its total assets in equity and equity-related securities of foreign companies. Under normal market conditions, the Fund will not invest more than 10% of its total assets in securities of issuers that are organized or headquartered in any one foreign country. The Fund may also invest up to 5% of its total assets in securities of companies organized or headquartered in emerging market countries, all of which may be invested in securities of issuers organized or headquartered in any one emerging market country.

      The Fund may invest in companies of any size, which may range from larger well-established issuers to smaller emerging growth companies. However, the Investment Manager currently does not intend to invest more than 20% of the Fund's total assets in securities of companies with market capitalizations below $500 million at the time of purchase. The Fund may also invest up to 10% of its total assets in investment grade U.S. and foreign debt securities.


      While long-term capital appreciation is the Fund's primary objective, the Investment Manager may use certain investment techniques designed to reduce capital gains distributions to shareholders in an effort to maximize after-tax total return. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. Such techniques will not completely eliminate taxable distributions by the Fund. As a result of such techniques, the Investment Manager may take different actions than it would take if reduction of taxable distributions were not an important consideration.

DRESDNER RCM GLOBAL EQUITY FUND - GOAL AND STRATEGY


     Dresdner RCM Global Equity Fund (the "Global Equity Fund") seeks long-term appreciation of capital by investing primarily in a diversified portfolio of equity and equity-related securities of U.S. and foreign companies. Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests at least 65% of its total assets in the equity securities of issuers located in at least three different countries, including the United States. In pursuit of its investment objective, the Fund may invest in companies of any size, which may range from larger well-established issuers to smaller emerging growth companies.


     The Fund may invest up to 30% of its total assets in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country. The Fund may also invest up to 10% of its total assets in U.S. and foreign debt securities, including securities rated below investment grade. Debt securities rated below investment grade involve greater risk of default or price declines than investment grade debt securities. Further information regarding investment ratings is included in Appendix A.

DRESDNER RCM STRATEGIC INCOME FUND - GOAL AND STRATEGY

     Dresdner RCM Strategic Income Fund (the "Strategic Income Fund") seeks current income by investing primarily in a diversified portfolio of debt securities of issuers in both U.S. and foreign markets, including emerging markets. Capital appreciation is a secondary investment objective.

     The Fund seeks to diversify its portfolio by allocating its assets across the following categories: (i) investment grade U.S. and foreign government debt securities; (ii) investment grade U.S. and foreign corporate debt securities; (iii) emerging market debt securities; and (iv) U.S. and foreign debt securities rated below investment grade. The Fund's allocation of investments among these categories is based on the Investment Manager's evaluation of expected performance and risk of each type of investment. The Fund may invest all of its assets in any one category if, in the opinion of the Investment Manager, an opportunity exists to generate higher income without undue risk to principal. There is no current limitation on the level of the Fund's investment in any one foreign country. Debt securities rated below investment grade involve greater risk of default or price declines than investment grade debt securities. Further information regarding investment ratings is included in Appendix A.


     The Fund's investments may be denominated in various currencies including U.S. dollars, foreign currencies and multinational currencies such as the Euro. The Fund's debt securities may be of any maturity. The Fund may also invest up to 10% of its total assets in equity and equity-related securities of U.S. and foreign issuers.

INVESTMENT POLICIES

HOW DO THE FUNDS SELECT PORTFOLIO SECURITIES?

     EQUITY PHILOSOPHY

     In making investments in equity securities, the Investment Manager seeks to identify companies that it expects to have higher-than-average rates of growth and strong potential for capital appreciation relative to downside exposure. The Investment Manager may also consider for investment, companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if it believes that such companies have above-average growth potential.

     In determining whether it believes that securities of particular issuers have the potential for capital appreciation, the Investment Manager evaluates the fundamental value of each enterprise, as well as its prospects for growth. In most cases, these companies have one or more of the following characteristics: superior management; strong balance sheets; differentiated or superior products or services; substantial capacity for growth in revenue, through either an expanding market or through expanding market share; strong commitment to research and development; and a steady stream of new products or services. Because current income is not the focus of the Tax Managed Growth Fund or the Global Equity Fund, they do not restrict their investments in equity and equity-related securities to those issuers with a record of dividend payments.

     In evaluating particular equity and equity-related foreign investment opportunities, the Investment Manager may consider, in addition to the factors described above, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located, as well as other factors it deems relevant.

     FIXED-INCOME PHILOSOPHY

     The Investment Manager's fixed-income philosophy focuses on a top-down investment process that begins with the development of an economic outlook. Data on economic sectors and industries, in conjunction with analysis of monetary and fiscal policy within the context of the business cycle, underlie the analysis of the investment environment. Total rates of return are projected for bond market sectors under various market scenarios that incorporate potential interest rate shifts over a specified time period. Market sectors and maturity ranges that offer optimal risk/reward tradeoffs are overweighted relative to the broad market benchmark.

     In evaluating individual investment opportunities, the Investment Manager employs a variety of proprietary and vendor systems that provide analytical tools and information and trade management in support of its selection process.

WHAT ARE EQUITY AND EQUITY-RELATED SECURITIES?

     Equity and equity-related securities include common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices. In addition, equity and equity-related securities may include securities sold in the form of depositary receipts and securities issued by other investment companies. The Tax Managed Growth Fund and Global Equity Fund intend to invest primarily in common stock.

WHAT ARE DEBT SECURITIES?

     Debt securities include bonds and other debt instruments used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     In general, debt securities held by a Fund will be treated as investment grade if they are rated by at least one major rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities.

     BELOW INVESTMENT GRADE DEBT SECURITIES


     Below investment grade debt securities which may be held by the Global Equity Fund and Strategic Income Fund will be rated at least B by Standard & Poor's, an equivalent rating by another recognized rating agency or, if unrated, judged by the Investment Manager to be of comparable quality. Such securities are predominantly speculative with respect to the issuer's capacity to meet required principal and interest payments. Further information regarding investment ratings is located in Appendix A.


     U.S. GOVERNMENT SECURITIES

     U.S. Government Securities are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.

     MORTGAGE-RELATED SECURITIES

     Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans secured by real or commercial property, and include pass-through securities, collateralized mortgage obligations ("CMOs"), real estate mortgage conduits ("REMICS"), and adjustable rate mortgage securities ("ARMS"). There are currently three basic types of mortgage-related securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"); (ii) those issued by private issuers which represent an interest in or are collateralized by mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers which represent an interest in or are collateralized by whole mortgage loans or mortgage-related securities without a government guarantee.

     ASSET-BACKED SECURITIES

     Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?


     Each Fund may invest in foreign equity and equity-related securities. The types of foreign equity and equity-related securities that the Funds may invest in include: (i) securities of companies that are organized or headquartered, or whose operations are principally conducted, outside the United States; (ii) securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted; (iii) depositary receipts; and (iv) securities of other investment companies investing primarily in such equity and equity-related foreign securities.



     Each Fund may invest in foreign debt securities. Eligible foreign debt securities include, but are not limited to, debt securities issued or guaranteed by foreign corporations, certain supranational entities, and foreign governments or their agencies or instrumentalities, and in debt obligations issued by U.S. corporations denominated in non U.S. currencies.


     Each Fund expects that its investments in foreign securities will be comprised primarily of securities that are traded on recognized foreign securities exchanges. However, each Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet a Fund's investment criteria. Subject to each Fund's restrictions on investment in foreign debt and equity securities, the Funds also may invest in securities that are publicly traded either in the United States or in foreign markets.

DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?


     Each Fund expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions to hedge currency exposure related to securities it owns or that it anticipates purchasing. (See Do the Funds hedge their investments?) In addition, a Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.


     For purposes of the percentage limitations on each Fund's investments in foreign securities, the term securities does not include foreign currencies. This means that a Fund's exposure to foreign currencies or multinational currencies such as the "Euro" (the common currency to be adopted by eleven member countries of the European Union on January 1, 1999) may be greater than its percentage limitation on investments in foreign securities denominated in foreign currencies and multinational currencies. Each Fund will incur costs in connection with conversions between various currencies and gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates.


     Each Fund is also authorized to use currency management techniques to enhance its total return, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets, calculated at the time of purchase, in currency management techniques for the purpose of enhancing return.


DO THE FUNDS HEDGE THEIR INVESTMENTS?


     For hedging purposes, each Fund may purchase options on financial indices and on securities that are authorized for purchase by the Fund. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option (or on the option expiration date). An option on a financial index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option prior to its exercise or expiration by selling an option of the same series as the option previously purchased.



     Each Fund may also use certain currency management techniques to hedge against currency exchange rate fluctuations. These techniques include forward currency exchange contracts, currency options, futures contracts (and related options), and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.



     Each Fund may cross-hedge currencies, which involves writing or purchasing options or entering into forward currency exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if, in the judgment of the Investment Manager, there is a pattern of correlation between the two currencies.


WHAT OTHER INVESTMENT PRACTICES SHOULD I KNOW ABOUT?

DEPOSITARY RECEIPTS


      Each Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other similar depositary instruments representing securities of foreign companies. ADRs are receipts for ordinary shares of foreign companies that typically are issued by U.S. banks and entitle the holder to all dividends and all capital gains associated with the underlying ordinary shares. These securities may not be denominated in the same currency as the underlying securities that they represent. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing a similar arrangement. When it is possible to invest either in an ADR, EDR, or GDR, or to invest directly in the underlying security, the Investment Manager will evaluate which investment opportunity is preferable, based on price differences, relative trading volumes, anticipated liquidity, differences in currency risk, and other factors.


     Although investment in ADRs does not involve the currency exchange risk that is present when investing in the underlying securities, depositary receipts may have risks that are similar to those of foreign equity securities. Therefore, for purposes of each Fund's investment policies and restrictions, depositary receipts are treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered.

INVESTMENT POLICIES IN UNCERTAIN MARKETS

     During times when the Investment Manager believes a temporary defensive posture is warranted, including times involving international, political or economic uncertainty, each Fund may hold all or a substantial portion of its assets in: investment grade debt securities issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions); investment grade debt obligations issued or guaranteed by international or supranational government entities; investment grade debt obligations of corporate issuers; and short-term money market instruments. When a Fund is so invested, it may not be achieving its investment objective.

OTHER INVESTMENT COMPANIES


     The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may place limitations on such investments. The only practical means of investing in such issuers may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In such cases and in other appropriate circumstances, and subject to each Fund's restrictions on investments in issuers organized or headquartered in foreign countries, each Fund may invest up to 10% of its total assets in other investment companies. However, no Fund may acquire more than 3% of the voting securities of any other investment company.


     To the extent that a Fund invests in other investment companies, it will bear its proportionate share of any management or administration fees and other expenses paid by investment companies in which it invests. At the same time, the Fund would continue to pay its own management fees and other expenses.

SHORT SELLING

     Each Fund may make short sales of securities that it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and may also make short sales of securities which it does not own or have the right to acquire. In order to deliver a security that is sold short to the buyer, a Fund must arrange through a broker to borrow the security, and becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. When a Fund makes a short sale, the proceeds of the sale are retained by the broker until the Fund replaces the borrowed security.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

WHEN ISSUED, FIRM COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     Each Fund may purchase securities on a delayed delivery or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Funds generally do not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.

     A Fund will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, a Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

BORROWING MONEY

     From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Funds will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings (including reverse repurchase agreements) exceed 5% of the value of its total assets. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.

     A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Company (the "Board of Directors"), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

REPURCHASE AGREEMENTS

     For the purpose of maintaining liquidity or realizing additional income, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any such dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

LENDING PORTFOLIO SECURITIES

     Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by its Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

ILLIQUID SECURITIES

     Each Fund may invest up to 15% of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board of Directors.

     The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

     The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not determine the liquidity of such investments. If such securities are subject to the re-sale restrictions of Rule 144A under the Securities Act, the Investment Manager nonetheless may determine in particular cases, pursuant to standards adopted by the Board of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CAN THE FUNDS' OBJECTIVES AND POLICIES BE CHANGED?

     Each Fund's investment objective is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval. If there is a change in a Fund's investment objective or policies, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     The various percentage limitations referred to in this Prospectus apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of change in any applicable percentage resulting from market fluctuations.

WHAT ARE THE FUNDS' PORTFOLIO TURNOVER RATES?

     Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager anticipates that the annual portfolio turnover rate for the Funds will not exceed the amounts indicated below during the Funds' first full year of operation. Due to a Fund's investment program, the Fund's turnover rate may exceed 100%.



     Tax Managed Growth                      100%
     Global Equity                           150%
     Strategic Income                        200%



     A Fund's portfolio turnover rate is not a limiting factor when the Investment Manager deems portfolio changes appropriate. Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. The portfolio turnover rate for the Tax Managed Growth Fund reflects the Investment Manager's efforts to minimize the Fund's capital gains distributions and to enhance the after-tax returns of its shareholders. In doing so, the Investment Manager may sell securities to realize capital losses to offset accumulated or future capital gains.

     Turnover will be influenced by sound investment practices, each Fund's investment objective and the need for funds for the redemption of a Fund's shares. A high portfolio turnover rate increases aggregate brokerage commission expenses, transaction costs, and may increase taxable capital gains, all of which must be borne directly by a Fund and ultimately by the Fund's stockholders.

INVESTMENT AND RISK CONSIDERATIONS


     Investment in the Funds is subject to a variety of risks, including the possible loss of the principal amount invested. See the SAI for further information about these and other risks. The value of each Fund's net assets can be expected to fluctuate.


EQUITY INVESTMENTS

     Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions.

DEBT SECURITIES

     The yield and price of a debt security changes daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The following are some of the more common risk factors associated with investments in debt securities:

     INTEREST RATE RISK. The change in the prices of debt securities that accompany changes in the overall level of interest rates. Debt securities have varying levels of sensitivity to changes in interest rates. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds, lower quality bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     CREDIT RISK. The chance that any of a Fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing the Fund's income level and share price. By definition, lower-rated securities carry a higher credit risk.


     CONCENTRATION RISK. The Strategic Income Fund may invest 25% or more of its total assets in obligations that generate income from similar types of projects (for example, health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on the Fund's performance.



     GEOGRAPHIC RISK. The chance of price declines resulting from developments in a single foreign country.


     CALL RISK. Debt obligations may be issued with a call feature (call features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Investment Manager would otherwise choose to eliminate it from a Fund's holdings. A call may also reduce an obligation's yield to maturity.

     PREPAYMENT RISK. Mortgage-related and asset-backed securities are subject to prepayment risk. Such securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

BELOW INVESTMENT GRADE DEBT SECURITIES.


     Below investment grade debt securities, sometimes called high-yield securities or "junk bonds", are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. In addition, the secondary market may be less liquid for debt securities rated below investment grade. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. If an issuer of such securities defaults, a Fund may incur additional expenses to enforce its rights or to participate in a restructuring of the obligation.


SMALL-SIZED COMPANIES

     Investments in small-sized concerns may involve greater risks than investments in larger companies. The securities of small-sized companies, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small-sized companies in which a Fund may invest may be unseasoned; that is, these companies may have limited or unprofitable operating histories, limited financial resources and inexperienced management. Small-sized companies often face competition from larger or more established firms that have greater resources. Small-sized companies may not have as great an ability to raise additional capital, may have a less diversified product line (making them susceptible to market pressure), and may have a smaller public market for their shares than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time or below the original purchase price. Investment by a Fund in these small or unseasoned companies may be regarded as speculative. As a result of these factors, to the extent a Fund invests in small-sized companies, its net assets may be more volatile in price than would otherwise be the case.

FOREIGN SECURITIES

     Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also experience difficulties or delays in obtaining or enforcing judgments.

     Most foreign securities markets have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets.

EMERGING MARKETS


     Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this Prospectus, emerging market countries are deemed to include, for purposes of this Prospectus, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


     There are special additional risks associated with investments in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Economies in emerging market countries generally depend heavily upon international trade, and may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries. In addition, certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

     There are a number of risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments. Differences between the options and securities markets could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States are not available. Although the purchaser of an option cannot lose more than the amount of the premium plus transaction costs, this entire amount could be lost.

     A Fund's currency management techniques involve risks different from those that arise in connection with investments in U.S. dollar-denominated securities. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts and options on currency futures contracts involve risks similar to those of options on securities; in addition, the potential loss incurred by a Fund in such transactions is unlimited. To the extent that such techniques are used to enhance return, they are considered speculative.

     The use of hedging and currency management techniques is a highly specialized activity, and there can be no assurance as to the success of any such operations which a Fund may implement. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.

SHORT SELLING

     Short sales by a Fund that are not made "against the box" create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. The net asset value per share of a Fund engaging in short sales will tend to be more volatile than would otherwise be the case. Short sales that are not "against the box" also theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty in purchasing securities to meet its short sale delivery obligations, might have to purchase such securities at higher prices than would otherwise be the case, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

CONVERTIBLE SECURITIES AND WARRANTS

     The value of a convertible security is a function of both its yield in comparison with the yields of similar non-convertible securities and the value of the underlying stock. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a fixed price, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the exercise price, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment in the warrant.

WHAT OTHER RISK FACTORS SHOULD I BE AWARE OF?

CREDIT OF COUNTERPARTIES

     A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

BORROWING

     Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.

YEAR 2000

     Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions critical to the Funds' operations. The "Year 2000 issue" affects all companies and organizations.

     The Company understands that its key service providers, including the Investment Manager, are taking steps to address the issue. The Year 2000 problem may adversely affect the issuers in which the Funds invest. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Company and the Investment Manager will continue to monitor developments relating to this issue.

EURO INTRODUCTION

     The European Union's planned introduction of a single European currency, the Euro, on January 1, 1999 creates various uncertainties, including whether the payment and operational systems of banks and other financial institutions will be prepared for the change, the legal treatment of certain outstanding financial contracts that refer to existing currencies, and the creation of suitable clearing and settlement payment systems for the new currency. These or other related factors could cause market disruptions before or after the introduction of the Euro. The Company understands that the Investment Manager and other key service providers are taking steps to address Euro-related issues.

ORGANIZATION AND MANAGEMENT

WHO MANAGES THE FUNDS?

     Each Fund is a series of the Company. The Company was incorporated in Maryland as an open-end management investment company in September 1995.

     The Company's Board of Directors has overall responsibility for the operation of the series of the Company. Pursuant to such responsibility, the Board of Directors has approved contracts for various financial organizations to provide, among other things, day-to-day management services required by its series.

     The Company has retained, as the Funds' investment manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company, with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the Company's Board of Directors.

     The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996 and is the successor to RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. The Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices located in Frankfurt, Germany. Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

EQUITY PHILOSOPHY

     The Investment Manager's equity philosophy is to invest in growth stocks of companies that are expected to have superior and predictable growth. Through fundamental research and a series of valuation screens, the Investment Manager seeks to purchase securities of those companies whose expected growth in earnings and dividends will provide a risk-adjusted return in excess of the markets.

FIXED-INCOME PHILOSOPHY

     The Investment Manager's fixed-income philosophy is to invest in debt securities that offer higher than expected income and, in some instances, the potential for high total return. Through the use of a top-down core strategy, the Investment Manager seeks to actively manage exposure in four areas: duration, yield curve, sector and issue allocation.

GRASSROOTS RESEARCH

     In addition to traditional research activities, the Investment Manager utilizes research produced by Grassroots Research, an operating group within the Investment Manager. Grassroots Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which a Fund is considering investing and by checking marketplace assumptions concerning market demand for particular products and services.

TAX MANAGED GROWTH FUND


     M. Brad Branson and Joanne L. Howard are primarily responsible for the day-to-day management of the Tax Managed Growth Fund. Mr. Branson is a Director of the Investment Manager, with which he has been associated since 1993. Ms. Howard is a Managing Director of the Investment Manager, with which she has been associated since 1992.


GLOBAL EQUITY FUND


     William S. Stack and Steven C. Laughton are primarily responsible for the day-to-day management of the Global Equity Fund. Mr. Stack is a Senior Managing Director of the Investment Manager, with which he has been associated since 1994, and is a member of its Board of Managers. From 1985-1994 he was employed by Lexington Management Corporation where her served as Managing Director and Chief Financial Officer. Mr. Laughton is a Director of the Investment Manager, with which he has been associated since 1995. From 1993 to 1995, he served as the Director of Equities Research at Koeneman Capital Management in Singapore.


STRATEGIC INCOME FUND


     Eamonn F. Dolan and Stephen Kim are primarily responsible for the day-to-day management of the Strategic Income Fund. Mr. Dolan is a Managing Director of the Investment Manager, with which he has been associated since 1989. Mr. Kim is a Managing Director of the Investment Manager, with which he has been associated since 1989.


WHAT ARE THE FUNDS' MANAGEMENT FEES?

     Each Fund pays the Investment Manager a monthly fee pursuant to an investment management agreement, based on the Fund's average daily net assets, at the following annual rate:

NAME OF FUND                  AVERAGE DAILY NET ASSETS                      FEE
------------                  ------------------------                      ---
Tax Managed Growth Fund       The first $500 million                       0.75%
                              Above $500 million and below $1 billion      0.70%
                              Above $1 billion                             0.65%

Global Equity Fund            The first $500 million                       0.75%
                              Above $500 million and below $1 billion      0.70%
                              Above $1 billion                             0.65%


NAME OF FUND                  AVERAGE DAILY NET ASSETS                      FEE
------------                  ------------------------                      ---
Strategic Income Fund         The first $500 million                       0.75%
                              Above $500 million and below $1 billion      0.70%
                              Above $1 billion                             0.65%


WHAT OTHER EXPENSES DO THE FUNDS PAY?

     Each Fund is responsible for the payment of its expenses, including: brokerage and commission expenses; taxes; interest charges on borrowings (if any); custodial charges and expenses; investment management fees due to the Investment Manager; and all other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager). These expenses are allocated to each class of shares based on the assets of each class. In addition, each class bears certain class-specific expenses, such as Rule 12b-1 expenses payable by each Fund's N Class shares.


     To limit the expenses of each Fund, the Investment Manager has agreed to pay each Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to such Fund for the quarter (except interest, taxes and extraordinary expenses) exceed the following expense ratios on an annual basis through December 31, 1999: 1.50% and 1.25% for the Class N and Class I shares, respectively, of the Tax Managed Growth Fund, Global Equity Fund and Strategic Income Fund. A Fund will reimburse the Investment Manager for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense limit.


HOW DO THE FUNDS DECIDE WHICH BROKERS TO USE?

     The Investment Manager, subject to the overall supervision of the Board of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria. Subject to the requirement of seeking best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. Subject to the requirement of seeking the best available execution, the Investment Manager may also place orders with brokerage firms that have sold shares of a Fund.

     A Fund may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. A Fund may also purchase listed securities through the third market (over-the-counter trades of exchange-listed securities) or fourth market (direct trades of securities between institutional investors without the intermediation of a broker-dealer). When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager seeks to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

     When appropriate and to the extent consistent with applicable laws and regulations, a Fund may execute brokerage transactions through Dresdner Kleinwort Benson North America LLC, a wholly owned subsidiary of Dresdner, or other broker-dealer subsidiaries or affiliates of Dresdner.

WHO IS THE FUNDS' DISTRIBUTOR?

     Funds Distributor, Inc. (the "Distributor"), whose principal place of business is 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of each class of shares of the Funds. The Distributor is engaged in the business of providing mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.


     The Company has adopted, on behalf of the Class N shares of each Fund, a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of such shares. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of the Class N shares. If in any month the Distributor is due more for such services, with respect to the Class N shares of a Fund, than is immediately payable because of the expense limitation under the plan, the unpaid amount is carried forward from month to month while the plan is in effect until such time as it may be paid.


WHO ARE THE FUNDS' CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT?

     State Street Bank and Trust Company acts as the custodian and administrator for each Fund and acts as transfer agent, redemption agent and dividend paying agent for the Tax Managed Growth Fund. State Street's principal business address is 1776 Heritage Drive, North Quincy,
Massachusetts 02171.

     Dresdner RCM Trust Company serves as the transfer agent, redemption agent and dividend paying agent for the Global Equity and Strategic Income Funds. Dresdner RCM Trust Company's principal business address is Four Embarcadero Center, San Francisco, California 94111.

HOW TO PURCHASE SHARES

WHAT IS THE OFFERING PRICE FOR FUND SHARES?


     Each Fund offers Class N and Class I shares. Shares of each class of the Funds are offered on a continuous basis at the offering price next determined after receipt of an order in proper form. The offering price is the net asset value per share. The minimum initial investment for Class N shares of each Fund is $5,000, and the minimum subsequent investment is $250. The minimum initial investment for Class I shares of each Fund is $1,000,000, and the minimum subsequent investment is $50,000. Minimum subsequent investment requirements do not apply to investors purchasing shares through a Fund's automatic dividend reinvestment plan. In addition, minimum initial investments may vary for investors purchasing shares through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with any of the Funds. The Company reserves the right at any time to waive, increase or decrease the minimum requirements applicable to initial or subsequent investments.


HOW CAN I PURCHASE FUND SHARES BY MAIL?

     Investors or their duly authorized agents may purchase shares of any of the Funds by sending a signed, completed subscription form to Boston Financial Data Services ("BFDS"), an affiliate of State Street Bank and Trust Company, at P.O. Box 8025, Boston, Massachusetts 02266-8025, and paying for the shares as described below. Shares may also be purchased through certain brokers which have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase. Subscription forms can be obtained from the Company.

     Orders for shares received by BFDS, or any other authorized agent of the Company, prior to the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading will be priced at the net asset value (see How are shares priced?) computed as of the close of regular trading on the Exchange on that day. The Company reserves the right to reject any subscription at its sole discretion. Orders received after the close of regular trading on the New York Stock Exchange, or on any day on which the Exchange is not open for trading, will be priced at the close of regular trading on the Exchange on the next succeeding day on which the Exchange is open for trading.

     Upon receipt of an order in proper form, BFDS will open a stockholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction will be forwarded to the investor.

WHERE SHOULD I SEND MY SUBSCRIPTION PAYMENT?

     Payment for shares purchased should be made by check or money order. Checks should be bank or certified checks. The Company may, at its option, accept a check that is not a bank or certified check; however, third-party checks will not be accepted. Payments should be sent to:

Fund Name
P.O. Box 8025
Boston, Massachusetts  02266-8025

HOW CAN I PURCHASE FUND SHARES BY WIRE?

     Investors may also make initial or subsequent investments by electronic transfer of funds or wire transfer of federal funds. Before transferring or wiring funds, an investor must first call (800) 726-7240 for instructions. On the telephone, the following information will be requested: name of authorized person; stockholder account number (if such account number is in existence); name of Fund; amount being transferred or wired; and transferring or wiring bank name.

     Investors may be charged a fee if they effect transactions through a broker or agent. Your broker or agent is responsible for forwarding payment promptly to BFDS. The Company reserves the right to cancel any purchase order for which payment has not been received by the third business day following the order.

     Share certificates will be issued only for full shares and only upon the specific request of the stockholder. Confirmation statements showing transactions in the stockholder's account and a summary of the status of the account serve as evidence of ownership of shares of a Fund.

CAN I PAY FOR SHARES WITH INVESTMENT SECURITIES?

     In its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Any such securities: (i) will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the method of valuing a Fund's portfolio described under How are shares priced? below; (ii) will have a tax basis to the Fund equal to such value; (iii) must not be restricted securities; and
(iv) must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that the Fund would be willing to purchase at that time. Prospective stockholders considering this method of payment should contact the Company in advance to discuss the securities in question and the documentation necessary to complete the transaction.

HOW ARE SHARES PRICED?

     For each class of shares, the net asset value is determined as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange is open for trading, by dividing the difference between the value of assets and liabilities (including expenses payable and accrued) of the class by the number of shares of that class outstanding. The net asset value per share of each class will vary due to differences in expenses charged to each class.

STOCKHOLDER SERVICES

WHAT SERVICES ARE PROVIDED TO STOCKHOLDERS?

AUTOMATIC REINVESTMENT

     Each income dividend and capital gain distribution, if any, declared by a Fund will be reinvested in full and fractional shares of the same class based on the net asset value as determined on the payment date, unless the stockholder or his or her duly authorized agent has elected to receive all such payments, or only the dividend or distribution portions thereof, in cash. Changes in the manner in which dividend and distribution payments are made may be requested by you or your duly authorized agent at any time through written notice to BFDS and will be effective as to any subsequent payment if such notice is received prior to the record date used for determining the stockholders entitled to such payment. Any dividend and distribution election will remain in effect until you notify BFDS in writing to the contrary.

EXCHANGE PRIVILEGE

     You may exchange shares of either class of a Fund into shares of the same class of any other Fund offered through this Prospectus, without a sales charge or other fee, by contacting BFDS. Exchange purchases are subject to the minimum investment requirements of the class purchased. An exchange will be treated as a redemption and purchase for tax purposes.

     Shares will be exchanged at net asset value per share next determined after receipt by BFDS of: (i) a written request for exchange, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged; and (ii) stock certificates for any shares to be exchanged which are held by the stockholder. Exchanges will not become effective until all documents in the form required have been received by BFDS. A stockholder in doubt as to what documents are required should contact BFDS.

TELEPHONE PURCHASES AND REDEMPTIONS

     You may purchase or redeem shares by calling (800) 726-7240. If you call before 1:00 p.m. (Pacific Time), the purchase or redemption will be at the net asset value determined that day; if you call after 1:00 p.m. (Pacific
Time), the purchase or redemption will be at the net asset value determined on the next business day.

     By using the telephone privilege you may be giving up a measure of security that you may have if you were to purchase or redeem your shares in writing. The Company will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, may be liable for any losses due to unauthorized or fraudulent instructions. The Company reserves the right to refuse a telephone purchase or redemption request if it believes that the person making the request is not authorized by the investor to make the request. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a stockholder with respect to the telephone privilege.

ACCOUNT STATEMENTS

     Stockholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

REPORTS TO STOCKHOLDERS

     Each Fund's fiscal year ends on December 31. Each Fund will issue to its stockholders semi-annual and annual reports. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Company will provide one annual and semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to stockholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

STOCKHOLDER INQUIRIES

     Stockholder inquiries should be addressed to the Company at the address or telephone number on the front page of this Prospectus.

REDEMPTION OF SHARES

HOW DO I REDEEM MY SHARES?


     Subject to the limitations described below, the Company will redeem the shares of its series tendered to it, at a redemption price equal to the net asset value per share, minus a redemption fee, if applicable, as next computed following the receipt of all necessary redemption documents. Because the net asset value of a Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount you receive upon redemption may be more or less than the amount you paid for those shares.


     Redemption payments will be made wholly in cash unless the Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities. You would incur brokerage costs to sell such securities.

     You may be charged a fee if you effect transactions through a broker or agent.

WHEN WILL I RECEIVE MY REDEMPTION PAYMENT?

PAYMENT FOR SHARES

     Payment for shares redeemed will be made within seven days after receipt of: (i) a written request for redemption, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed;
(ii) stock certificates for any shares to be redeemed which are held by the stockholder; and (iii) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. Redemptions will not become effective until all documents in the form required have been received by the Company. If you are unsure as to what documents are required you should contact the Company.

     If the Company is requested to redeem shares for which it has not yet received payment, the mailing of a redemption check will be delayed until such time as payment has been collected, which may take up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay.

     Upon execution of the redemption order, a confirmation statement will be forwarded to you indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wire no later than seven days after execution of the redemption order, except as provided below.

SUSPENSION OF REDEMPTIONS

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than a customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of stockholders.

WHAT ELSE SHOULD I KNOW ABOUT REDEMPTIONS?

REINSTATEMENT PRIVILEGE

     You may reinvest proceeds from a redemption of shares of a Fund, or proceeds of a dividend or capital gain distribution paid to you with respect to shares of a Fund, in shares of the same class of the same Fund or of any of the other Funds offered through this Prospectus. Send a written request and a check to the Dresdner RCM Global Funds within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The taxability of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same series within 30 days.

INVOLUNTARY REDEMPTION

     In order to reduce a Fund's expenses, it may redeem all of the shares of any Class N investor whose account has a net asset value of less than $5,000 due to redemptions (other than a stockholder who is a participant in a qualified retirement plan or whose initial investment is below $5,000). A Fund may also redeem all of the shares of any Class I investor whose account has a net asset value of less than $1,000,000 due to redemptions. The Fund will give you 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES

WHAT DIVIDENDS AND OTHER DISTRIBUTIONS DO THE FUNDS PAY?

     Each Fund intends to pay to its stockholders all of each fiscal year's net investment income and net realized capital gains, if any, on its investment portfolio and net gains, if any, from foreign currency transactions. The amount and time of any such dividend or other distribution depends upon the realization by a Fund of income and capital gains from investments. Normally, dividend and other distribution payments are declared and paid by each Fund in December.

     If you purchase a Fund's shares shortly before the record date for a dividend or other distribution thereon, you pay full price for the shares (known as buying a distribution) and then will receive some portion of your purchase price back as a taxable distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital.

WHAT TAXES WILL I PAY ON THE FUNDS DIVIDENDS AND OTHER DISTRIBUTIONS?

     Each Fund will distribute substantially all of its net investment income in the form of dividends. Although the Tax Managed Growth Fund seeks to minimize taxable distributions, it will earn and distribute taxable income and may also realize and distribute capital gains from time to time.

     Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares and whether paid in cash or reinvested additional shares. If you are not subject to tax on your income, you generally will not be required to pay tax on dividends or distributions. Dividends and other distributions generally are taxable to you at the time they are received. However, dividends declared in October, November and December by a Fund and made payable to stockholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.

     Federal law requires a Fund to withhold 31% of the amount of dividends, capital gain distributions and/or redemption proceeds payable to individual and certain other non-corporate stockholders if the stockholder has not properly furnished a certified correct taxpayer identification number and (except with respect to redemption proceeds) has not certified that backup withholding does not apply. Amounts withheld are applied to the stockholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Under the Code, distributions of investment company taxable income and net capital gain by a Fund to a stockholder who, as to the United States, is a non-resident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership may also be subject to U.S. withholding tax, although distributions of net capital gain to such a stockholder generally will not be subject to withholding.

WILL THE FUNDS ALSO PAY TAXES?

     Each Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. By doing so, it will not be subject to federal income tax with respect to investment company taxable income and net capital gain distributed to its stockholders.

     Each Fund may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If it is eligible to do so, a Fund may elect to "pass through" to its stockholders the amount of foreign income taxes paid by the Fund, if such election is deemed to be in the best interests of stockholders. If this election is made, stockholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Fund, and will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax returns. If a Fund does not make that election, stockholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

WHEN WILL I RECEIVE TAX INFORMATION?

     Each stockholder of a Fund will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.

     The foregoing is a general, abbreviated summary of the present U.S. federal income tax law applicable to dividends and distributions by the Funds; see the SAI for further information. You should consult your own tax adviser for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.

GENERAL INFORMATION

WHAT OTHER INFORMATION SHOULD I KNOW ABOUT THE FUNDS?

     The authorized capital stock of the Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 25,000,000 shares have been designated as shares of each class of each Fund. The Board of Directors of the Company may, in the future, authorize the issuance of other classes of shares of such Funds, or of other series of capital stock representing shares of additional investment portfolios or funds.

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. There are no conversion or preemptive rights in connection with any shares. All shares of the Funds when duly issued will be fully paid and non-assessable. The rights of the holders of shares of each Fund may not be modified except by vote of the majority of the outstanding shares of such Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.

     Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of the directors can elect 100% of the directors of the Company if they wish to do so. In such event, the holders of the remaining less than 50% of the shares of the Company voting for the election of directors will not be able to elect any person to the Board of Directors of the Company.

     The Company is not required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and will assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

     This Prospectus does not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statements and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. They are also available on the SEC's Internet Web Site at http: //www.sec.gov.

APPENDIX

     The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Dresdner RCM Global Investors LLC considers security ratings when making its investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating              Explanation
Investment Grade
----------------
AAA                      Highest rating; extremely strong capacity to pay
                         principal and interest.

AA High quality; very strong capacity to pay principal and interest.

A                        Strong capacity to pay principal and interest;
                         somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB                      Adequate capacity to pay principal and interest;
                         normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
--------------------

BB, B,                   Predominantly speculative with respect to the
CCC, CC, C               issuer's capacity to meet required interest and
                         principal payments.

                         BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D                        In default


Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

MOODY'S INVESTORS SERVICE, INC.

Bond Rating              Explanation
Investment Grade
----------------
Aaa                      Highest quality; smallest degree of investment risk.

Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

A Upper-medium grade obligations; many favorable investment attributes.

Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
--------------------
Ba                       More uncertain, with speculative elements.
                         Protection of interest and principal payments not
                         well safeguarded during good and bad times.

B                        Lack characteristics of desirable investment;
                         potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca Speculative or high degree; could be in default or have other marked shortcomings.

C Lowest-rated; extremely poor prospects of ever attaining investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the number 3 indicates that the issuer ranks in the lower end of its generic rating category.

Unrated securities will not be treated as investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the securities investment grade.

                          DRESDNER RCM GLOBAL FUNDS, INC.


                        DRESDNER RCM TAX MANAGED GROWTH FUND
                          DRESDNER RCM GLOBAL EQUITY FUND
                        DRESDNER RCM STRATEGIC INCOME  FUND



                              FOUR EMBARCADERO CENTER
                          SAN FRANCISCO, CALIFORNIA 94111
                                   (800) 726-7240

                        STATEMENT OF ADDITIONAL INFORMATION

                                 December 31, 1998



Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund"), Dresdner RCM Global Equity Fund (the "Global Equity Fund"), and Dresdner RCM Strategic Income Fund (the "Strategic Income Fund"), are series (each a "Fund" and together the "Funds") of Dresdner RCM Global Funds, Inc. (the "Company"), an open-end management investment company. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager").


This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of the Funds dated December 31, 1998. This SAI relates to the Funds' Non-Institutional Class ("N Class") and Institutional Class ("I Class") of shares. The Prospectus may be obtained without charge by writing or calling the Company at the address and phone number above.

TABLE OF CONTENTS

                                                           PAGE
Investment Objectives and Policies                          2
Investment and Risk Considerations                          20
Investment Restrictions                                     28
Execution of Portfolio Transactions                         30
Directors and Officers                                      32
The Investment Manager                                      34
The Distributor                                             36
Net Asset Value                                             37
Purchase and Redemption of Shares                           38
Dividends, Distributions and Tax Status                     39
Investment Results                                          42
Description of Capital Shares                               44
Additional Information                                      44

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT CRITERIA

     In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES


     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve the investment objectives of the Funds, the Investment Manager allocates the Funds' assets among securities of countries and in currency denominations where it expects opportunities for meeting the Funds' investment objectives to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.



     INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Global Equity Fund will, and each of the other Funds may, invest in securities of foreign governments and companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.


     Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.


     INVESTMENT IN EMERGING MARKETS.   Each Fund may invest in securities of
developing countries with emerging markets and companies organized or headquartered in such countries. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. Emerging market countries include any country generally considered to be an emerging market or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. As of the date of this SAI, emerging market countries are deemed to include for purposes of this SAI, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United
Kingdom. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.


     Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for current income and capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. (See INVESTMENT AND RISK CONSIDERATIONS -- EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities.) In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.

     It is unlikely that a Fund will be invested in securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

CURRENCY MANAGEMENT


     Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currencies such as the Euro, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.


     From time to time, the Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

     A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment
Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

     GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Each Fund may purchase or
sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, a Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates.



     Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each such Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.



     Each Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each such Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated income or dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.



     If a Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.


     A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.


     OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated income or dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each such Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.


     The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.


     Each Fund may purchase call or put options on a currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.


     When a Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.


     CURRENCY FUTURES CONTRACTS. Each Fund may enter into currency futures contracts, as described under "Futures Transactions" below.



     CURRENCY SWAPS.   Each Fund may enter into currency swaps for both
hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Company and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.

INTEREST RATE SWAPS

      Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets, and will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligation over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Investment Manager will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as principals and as agents using standardized swap documentation. The Investment Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e. writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

OPTIONS TRANSACTIONS

     Each Fund may purchase listed put and call options on any securities which it is eligible to purchase as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, a Fund will not purchase options if more than 25% of the value of its net assets would be hedged.

     A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and financial indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

     PUT OPTIONS.   If a Fund purchases a put option, the Fund acquires the
right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the strike price of the put and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     CALL OPTIONS.   If a Fund purchases a call option, it acquires the right
to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security increases, the price the Fund pays for the security will in effect be increased by the premium paid for the call.


     STOCK INDEX OPTIONS. Each Fund may purchase put and call options with respect to stock indices such as the S&P Composite 500 Stock Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.


     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market

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generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

     Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.

SHORT SALES

     Each Fund may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the

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

box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

FUTURES TRANSACTIONS

     The Funds may enter into futures contracts for the purchase or sale of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. For example, if a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the currency, security or index at the close of the last trading day of the contract and the price at which the currency, security or index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency, security or index. No physical delivery of the underlying currency, securities, or securities in the index is made.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying currency or stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contrat. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on securities or index futures contracts ("futures options"), and each Fund may purchase futures options on currencies. A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.


     PURCHASE OF FUTURES. Each Fund may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates. Similarly, when the Investment Manager anticipates a significant stock market or stock market sector advance, a Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.



     SALE OF FUTURES. Each Fund may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies. Similarly, a Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.


     PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency, financial or index futures contract is analogous to the purchase of a put on individual stocks, where

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

an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. For example, put options on futures may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.


     PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency, financial or index futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate or interest rate movements or temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual security or index, which can be used as a substitute for a position in the security or index itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency, security or index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency, security or index futures contract. Like the purchase of a currency, financial or index futures contract, a Fund would purchase a call option on a currency, financial or index futures contract to hedge against an unfavorable movement in exchange rates, interest rates or securities prices.


     LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

     REGULATORY MATTERS. The Company has filed a claim of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.

DEBT SECURITIES


     The Tax Managed Growth and Global Equity Funds may, and the Strategic Income Fund will, purchase debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of a debt obligation generally varies inversely with prevailing interest rates.



     RATINGS. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. In general, debt securities held by a Fund will be treated as investment grade if they are rated by at least one major


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


rating agency in one of its top four rating categories at the time of purchase or, if unrated, are determined by the Investment Manager to be of comparable quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. The Global Equity Fund and Strategic Income Fund may invest in debt securities rated, at the time of purchase, below investment grade. Refer to the section entitled "Investment and Risk Considerations" for the risks associated with below investment grade debt securities.





     GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


     Each Fund may invest in sovereign debt obligations of foreign countries. A number of factors affect a sovereign debtor's willingness or ability to repay principal and interest in a timely manner, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.


     ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES. Each Fund may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or with a face value equal to the amount of the coupon payment that would have been made.

     Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during

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

a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

     PASS THROUGH SECURITIES. Each Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities, including those issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA").

     GNMA Certificates are mortgage-related securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid on the mortgage pool, net of fees paid to the intermediary and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

     FHLMC issues two types of mortgage pass-through securities: mortgage participation securities ("PCs") and guaranteed mortgage securities ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security

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

is guaranteed by FNMA as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Pass-through securities are subject to prepayment risk. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

     MUNICIPAL SECURITIES. Each Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region, where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least "A" or higher by Standard & Poor's or Moody's.

     Each Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws

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

enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Each Fund may invest in tax exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS. Each Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

     SHORT-TERM OBLIGATIONS. Each Fund may invest in short-term municipal obligations. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

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

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     MORTGAGE-BACKED SECURITIES. The Funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on various types of mortgages, including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may invest in them if the Investment Manager determines they are consistent with the Funds' investment objectives and policies.

     The value of a mortgage-backed security may change due to shifts in the market's perceptions of the issuer. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage-backed securities are subject to prepayment risk as described above under "Pass Through Securities." Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The Funds will invest in CMOs and mortgage-backed securities only if the Investment Manager determines that they are marketable.

     FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g. Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturites of loans.

     ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which include undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bonds or limited guarantees. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities ultimately depend upon payment of consumer loans by individuals, and the certificate holder generally has no recourse to the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their returns. (As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its

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

total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.) The Funds will invest in asset backed securities only if the Investment Manager determines that they are marketable.

OTHER INCOME-PRODUCING SECURITIES

Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities.

     VARIABLE OR FLOATING RATE OBLIGATIONS. These types of securities bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers of certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

     TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer, or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security or an index.

     The Funds will purchase standby commitments, tender option bonds, inverse floaters and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

     INDEX AND CURRENCY-LINKED SECURITIES. Each Fund may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Manager. Markets, underlying securities, and indexes may move in a direction that was not anticipated by the Investment Manager. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S and abroad. Certain derivative instruments may be illiquid.

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

CONVERTIBLE SECURITIES AND WARRANTS


     Each Fund may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.


     As a matter of operating policy, no Fund will invest more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt, securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of the Fund's entire investment therein.

SYNTHETIC CONVERTIBLE SECURITIES


     Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


PREFERRED STOCK


     Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend


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


exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


"ROLL" TRANSACTIONS

     Each Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     A Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. A Fund will not enter into roll transactions if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

INVESTMENT IN ILLIQUID SECURITIES

     Each Fund may purchase illiquid securities. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

CASH-EQUIVALENT INSTRUMENTS

     Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors (herein after collectively referred to as the "Board of Directors"); time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

     A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

PORTFOLIO TURNOVER


     Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares, although the Tax Managed Growth Fund will also be influenced by its strategy of holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. In an attempt to minimize capital gains on other holdings, the Tax Managed Growth Fund may also realize accrued losses on some stocks.


     For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could also occur during the first year of a Fund's operations, and during periods when a Fund's assets are growing or shrinking.

INVESTMENT RESTRICTIONS

     In making purchases within the foregoing policies, each Fund and the Investment Manager will be subject to the restrictions referred to under INVESTMENT RESTRICTIONS below. If a percentage restriction on a Fund's investment or utilization of assets set forth above or under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions.

INVESTMENT AND RISK CONSIDERATIONS

INVESTMENTS IN FOREIGN SECURITIES GENERALLY

     Investments in foreign securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include higher rates of interest on debt securities than are available from domestic issuers, the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not necessarily move in a manner parallel to U.S. stock markets.

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

     At the same time, however, investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

     In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on interest, dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

     Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives.

     In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

     Investment in debt securities of supranational organizations involves additional risks. Such organizations' debt securities generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITARY RECEIPTS

     In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

     The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

     A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

     There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

     In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

     Investment in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class.
For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.


     Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.


CONVERTIBLE SECURITIES

     Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the

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

option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

BELOW INVESTMENT GRADE DEBT SECURITIES


     The Global Equity Fund and Strategic Income Fund may invest in debt securities rated below investment grade. Lower quality debt securities held by the Global Equity Fund and the Strategic Income Fund will be rated at least B by Standard & Poor's, an equivalent rating by another recognized rating agency or, if unrated, judged by the Investment Manager to be of comparable quality, if the Investment Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Debt securities rated below investment grade or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities. The Investment Manager will try to reduce the risk inherent in the Funds' investments in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Manager's research and credit analysis are a correspondingly more important aspect of its program for managing the Strategic Income Fund's investments in such debt securities. The Investment Manager will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.


DELAYED-DELIVERY TRANSACTIONS

     Each of the Funds may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Fund may receive fees for entering into delayed-delivery transactions. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may dispose of or renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

OPTIONS

     There are several risks associated with transactions in options on securities, currencies and financial indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

     Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

FUTURES TRANSACTIONS

     There are several risks in connection with the use of futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the security or currency which is the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the security or currency being hedged. If the price of the future moves less than the price of the security or currency which is the subject of the hedge, the hedge will not be fully effective but, if the price of the security or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security or currency being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the security or currency which is the subject of the hedge.

     To compensate for the imperfect correlation of movements in the price of a security or currency being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the security or currency being hedged, if the historical volatility of the price of such security or currency has been greater than the historical volatility of the security or currency. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.

     Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

     When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock or debt instruments in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock or debt instruments at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the security or currency which is the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the security or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the index or currency and movements in the price of index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

     Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

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

     A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

     Successful use of futures by the Funds is subject to the Investment Manager's ability to predict correctly movements in the direction of the security and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might, but would not necessarily be at increased prices which would reflect the rising market. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.


OTHER RISK CONSIDERATIONS

     Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

     A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that a Fund may not:


1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities).


2. Acquire more than 10% of the outstanding voting securities of any one issuer.

3.   Invest in companies for the purpose of exercising control or management.

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
     (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 15% of the value of the Fund's total assets.

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

8. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders.

9. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than unaffiliated broker-dealers.

10. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

11. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

12. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


13. Invest more than 15% of the value of its net assets in securities that are illiquid.


OPERATING POLICIES

Each Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs.


2. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account).



3. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed
     5% of the value of the Fund's net assets.





The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

EXECUTION OF PORTFOLIO TRANSACTIONS

     The Investment Manager, subject to the overall supervision of the Board of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager. Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

     Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and a Fund's commissions may be paid to a broker or dealer who supplied research services not used by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

     Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. The Company anticipates that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

     The Funds also invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

     As noted below, the Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

     In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commissions separate from the Investment Manager's management fee. The Investment Manager's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

     The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.

DIRECTORS AND OFFICERS

     The names and addresses of the Directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

DEWITT F. BOWMAN, (68), Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc. and the Wilshire Target Funds Inc.; and as a trustee of the Brandes Institutional International Investment Trust, the Pacific Gas and Electric Nuclear Decommissioning Trust, and the PCG Private Equity Fund.

PAMELA A. FARR, (53), Director. Ms. Farr is a partner in Best & Co. LLC, a manufacturer and retailer of children's clothing and accessories. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure.


GEORGE B. JAMES, (61), Director. Mr. James is a Senior Vice President and Chief Financial Officer of Levi Strauss & Co., with which he has been associated since 1985. Mr. James serves as a director of Basic Vegetable Products, California Sun Dry Foods, Clayton Group, Inc., and Crown Vantage, Inc. Mr. James also serves as a trustee of the Committee for Economic Development and the California Pacific Medical Center Foundation. Previously, Mr. James was Chair of the Advisory Committee to the California Public Employees Retirement System.


GEORGE G.C. PARKER, (59), Director. Mr. Parker is Associate Dean for Academic Affairs, and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of: the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980; H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of Directors of the University National Bank & Trust Company from 1986 to 1995.

GEORGE A. RIO, (43), President, Treasurer, and Chief Financial Officer. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") with which he has been associated since March 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

MARGARET W. CHAMBERS, (39), Vice President and Secretary. Ms. Chambers is Senior Vice President and General Counsel of FDI, with which she has been associated since March 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General

Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate at Ropes & Gray. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

JEANNE GIBSON SULLIVAN, (41), Vice President. Ms. Sullivan is a Vice President of Funds Distributor, Inc., with which she has been associated since May 1997. From August 1995 to May 1997, Ms. Sullivan was an Associate at U.S. Financial Advisors. From April 1994 to August 1995, she was an independent marketing consultant for clients in the banking and mutual fund industries. Prior to 1994, Ms. Sullivan held marketing positions at BayBank Investment Management, The Boston Company, Fidelity Investments and American Express. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

DOUGLAS C. CONROY, (29), Vice President and Assistant Treasurer. Mr. Conroy is an Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI, with which he has been associated since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was a Fund Accountant at The Boston Company, Inc. He is also an officer of certain other investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

KAREN JACOPPO-WOOD, (32), Vice President and Assistant Secretary. Ms. Jacoppo-Wood is a Vice President and Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was a Senior Paralegal at The Boston Company Advisors, Inc. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

MARY A. NELSON, (34), Vice President and Assistant Treasurer. Ms. Nelson is Vice President of Treasury Administration and Operations for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also an officer of certain other investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


Regular meetings of the Company's Board of Directors are held on a quarterly basis. The Company's Audit Committee, whose sole present member is DeWitt F. Bowman, meets with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Company receive a fee of $1,000 per year plus $500 for each Board meeting attended and $250 for each Audit Committee meeting attended. Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings.


     The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1997, to the Directors and the aggregate compensation paid to the Directors for service on the Board of Directors and that of all other funds in the "Company complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                        Pension or                         Total
                                        Retirement                         Compensation
                         Aggregate      Benefits Accrued    Estimate       from the
                         Compensation   as Part of          Annual         Company and
                         from the       the Company's       Benefits Upon  Company Complex
Name                     Company        Expenses            Retirement     Paid to Director (1)

DeWitt F. Bowman         $49,500        None                N/A            $75,500

Pamela A. Farr           $38,250        None                N/A            $54,000

Thomas S. Foley (2)      $35,250        None                N/A            $50,000

Frank P. Greene (3)      $31,500        None                N/A            $47,500

George G.C. Parker       $23,250        None                N/A            $35,000

(1) During the fiscal year ended December 31, 1997, there were nine funds in the complex.

(2) Mr. Foley served on the Company's Board of Directors from May 1996 through November 1997.


(3) Mr. Greene served on the Company's Board of Directors from December 1995 through November 1998.


     Each Director of the Company who is not an "interested person" as that term is defined in the 1940 Act , of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested in either 90-day U.S. Treasury bills or in shares of the Common Stock of the Company, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to makes these payments to the Directors of the Company pursuant to the Directors' Plan is a general obligation of the Company. Each Fund may, to the extent permitted by the 1940 Act, invest in 90-day U.S. Treasury bills or the Common Stock of the Company to match its share of the deferred compensation obligation under the Directors' Plan.

     As of December 31, 1997, no Director or officer of the Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Company.

THE INVESTMENT MANAGER

     The Board of Directors of the Company has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The Company has retained as the Funds' Investment Manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.

     The Investment Manager is a wholly owned subsidiary of Dresdner Bank, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1997, of DM 677 billion ($382 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services including, traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this SAI, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Luke D. Knecht, Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as advisers to investment companies and can purchase shares of investment companies as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by its investment management agreements with the Company without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Company.

     The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of December 30, 1998. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Board of Directors. The Investment Manager is also the investment manager for Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund, and Dresdner RCM Emerging Markets Fund, each a series of Dresdner RCM Global Funds, Inc.; Dresdner RCM International Growth Equity Fund, Dresdner RCM Growth Equity Fund and Dresdner RCM Small Cap Fund, each a series of Dresdner RCM Capital Funds, Inc.; RCM Strategic Global Government Fund, Inc. and The Emerging Germany Fund Inc., closed-end management investment companies; and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company. A Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

     Each Fund has, under its respective Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including:
(a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Funds. Expenses attributable to a Fund are charged against the assets of the Fund.

     The Investment Manager has voluntarily agreed to limit each Fund's expenses as described in the Prospectus. Each Fund has agreed to reimburse the Investment Manager, for a period of up to five years, for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability.

     Each Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. The Company has agreed to indemnify the Investment Manager out of the assets of each Fund, against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement with respect to the Fund or otherwise as investment manager of the Fund. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.

     Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority the Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

 THE DISTRIBUTOR

     Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109 (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

     Pursuant to Distribution Agreements with the Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. Each Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreements, the Company has agreed to indemnify the Distributor out of the assets of each Fund to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of Fund.

     The Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Company; services with regard to advertising, marketing and promotional activities; and officers to the Company. The Investment Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreements.

DISTRIBUTION AND SERVICE PLAN

     Under a plan of distribution for the Company with respect to the N Class of shares of each Fund (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, the Distributor incurs the

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

expense of distributing such shares. The Distribution Plan provides for reimbursement to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing the N Class of shares of each Fund. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing the N Class of shares of the Fund, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectus and statement of additional information.

     The Distribution Plan continues in effect from year to year with respect to each Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Company, including a majority vote of the Directors who are not "interested persons" of the Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Distribution Plan may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the Company in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

     The Distributor may pay broker-dealers and others, out of the fees it receives under the Distribution Plan, quarterly trail commissions of up to 0.25%, on an annual basis, of the average daily net assets attributable to the N class of shares of each Fund held in the accounts of their customers.

     Pursuant to the Distribution Plan, the Board of Directors of the Company will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the N Class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors of the Company who are not "interested persons" of the Company within the meaning of the 1940 Act will be committed to the Directors who are not interested persons of the Company.

NET ASSET VALUE

     For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors or a duly constituted committee of the Board determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the NASDAQ Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

     Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

     Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

     Debt obligations with maturities of 60 days or less are valued at amortized cost. The Company may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

PURCHASE AND REDEMPTION OF SHARES


     The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (normally 4:00 P.M. Eastern time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day,President's Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by Boston Financial Data Services ("BFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to BFDS. The Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Fund and its respective shareholders.


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

REDEMPTION OF SHARES

     Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Company believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the payment date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.

REGULATED INVESTMENT COMPANY

     The Company intends to qualify each Fund for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for each Fund. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

     To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

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

     In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

     Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.

     Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, which are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.

WITHHOLDING

     Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS

     Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward

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

contracts derived by a Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS

     Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. The 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

STRADDLE RULES

     Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

     Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses,

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

referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES

     A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

     The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.

INVESTMENT RESULTS

     Average annual total return ("T") of a Fund is calculated as follows: an
initial   hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                          n
                                    P(1+T)  = ERV

     The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

     This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment; (ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and
(iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis.

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

The average annual compound rate of return over various periods may also be computed by using ending values as determined above.

     Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following SEC formula:

                     6
YIELD = 2[(a - b + 1)  - 1]
           -----
            cd


Where a = dividend and interest income during the period b = expenses accrued during the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
        d = maximum net offering price per share on the last day of the period

     In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

Each of the Funds may from time to time compare its investment results with data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., which rank mutual funds by overall performance, investment objectives, and assets.

The Tax Managed Growth Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Composite Stock Price Index.

2.   The Wilshire 5000 Index.

The Global Equity Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Composite Stock Price Index.

2.   The MSCI All-Country World Free Index.

The Strategic Income Fund may from time to time compare its investment results with the following:

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

1.   The Lehman Brothers Aggregate Index

DESCRIPTION OF CAPITAL SHARES

     Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or its Articles of Incorporation or Bylaws, the Company generally may take or authorize any extraordinary action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company or may take or authorize any routine action upon approval of a majority of the votes cast.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding voting securities, as defined in the 1940 Act, of the series or class of the Company affected by the matter. Under Rule 18f-2, a series or class is presumed to be affected by a matter, unless the interests of each series or class in the matter are identical or the matter does not affect any interest of such series or class. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding voting securities, as defined in the 1940 Act. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the stockholders of the Company voting without regard to Fund.

     Each share of each Class of a Fund represents an equal proportional interest in the Fund with each other share of the same Class and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Class as are declared in the discretion of the Board of Directors. In the event of the liquidation or dissolution of the Company, stockholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such general basis as the Board of Directors may determine.

     Stockholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Company.

ADDITIONAL INFORMATION

COUNSEL

     Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the Funds has been passed upon by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, One Post Office Square, Boston,
Massachusetts 02109, have been appointed as independent auditors for the Company.

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

LICENSE AGREEMENT

     Under License Agreements dated as of December 11, 1997, the Investment Manager has granted the Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

YEAR 2000

     The services provided by the Funds' Investment Manager, Distributor, Custodians and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the Year 2000 to avoid errors when storing dates and making date-related calculations. The Funds understand that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on any of the Funds.

EURO INTRODUCTION

     On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The Company understands that the Investment Manager and other key service providers are taking steps to address Euro-related issues.

REGISTRATION STATEMENT

     The Funds' Prospectus and this SAI do not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Company's registration statement, each such statement being qualified in all respects by such reference.

PART C

OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS

     Financial Statements and Financial Highlights included in the Annual Report for the Dresdner RCM Global Technology Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund, (collectively, the "Funds") for the fiscal year ended December 31, 1997, are incorporated herein by reference to the Funds' Statement of Additional Information and were filed on August 31, 1998 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

     Unaudited Financial Statements and Financial Highlights included in the Semi-Annual Report for the Dresdner RCM Global Technology Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Biotechnology Fund, and Dresdner RCM Emerging Markets Fund (collectively, the "Funds) for the six-month period ended June 30, 1998, are incorporated herein by reference to the Funds' Statement of Additional Information and were filed on August 31, 1998 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

 (b) EXHIBITS

     1. (a) Articles of Incorporation of Registrant are incorporated herein by reference to Exhibit 1 of Pre-Effective Amendment No.1.

          (b) Articles Supplementary to Articles of Incorporation of Registrant with respect to RCM Global Health Care Fund, RCM Global Small Cap Fund and RCM Large Cap Growth Fund, (currently known as Dresdner RCM Global Health Care Fund, Dresdner RCM Global Small Cap Fund and Dresdner RCM Large Cap Growth Fund, respectively), are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 2.

          (c) Articles Supplementary to Articles of Incorporation of Registrant with respect to Dresdner RCM Emerging Markets Fund are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 5.

          (d) Articles Supplementary to Articles of Incorporation of Registrant with respect to Dresdner RCM Biotechnology Fund are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 6.

          (e) Articles of Amendment to Articles of Incorporation of Registrant with respect to Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Global Small Cap Fund and Dresdner RCM Large Cap Growth Fund, are incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 6.

          (f) Articles of Amendment to Articles of Incorporation of Registrant with respect to changing the corporate name of Dresdner RCM Equity Funds, Inc. to Dresdner RCM Global Funds, Inc. is filed herein as Exhibit 1(f).


          (g) Articles of Amendment to Articles of Incorporation of Registrant, with respect to changing the name of the existing shares of capital stock of its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund and Dresdner RCM Emerging Markets Fund, is filed herein as Exhibit 1(g).


          (h) Articles Supplementary to Articles of Incorporation of Registrant with respect to establishing a new class of capital stock for its Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund and Dresdner RCM Emerging Markets Fund and establishing three new series of capital stock, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, is filed herein as Exhibit 1(h).

     2.   (a)  Bylaws of Registrant are incorporated herein by reference to
               Exhibit 2 of Pre-Effective Amendment No. 2.

          (b) Form of Amendments to Bylaws of Registrant are incorporated herein by reference to Exhibit 2(b) of Post-Effective Amendment No. 3.

     3.   None

     4. (a) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM Global Technology Fund (currently known as Dresdner RCM Global Technology Fund), and excerpts from Articles of Incorporation and Bylaws, are incorporated herein by reference to Exhibit 4 of Pre-Effective Amendment No. 2.

          (b) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM Global Health Care Fund (currently known as Dresdner RCM Global Health Care Fund), is incorporated herein by reference to Exhibit 4(b) of Post-Effective Amendment No. 1.

          (c) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM Global Small Cap Fund (currently known as

               Dresdner RCM Global Small Cap Fund), is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 1.

          (d) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM Large Cap Growth Fund (currently known as Dresdner RCM Large Cap Growth Fund), is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 1.

          (e) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of Dresdner RCM Emerging Markets Fund, is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 2.

          (f) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of Dresdner RCM Biotechnology Fund, is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 5.

          (g) Proof of specimen of certificate for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Large Cap Growth Fund Class N shares, is filed herein as Exhibit 4(g).


          (h) Proof of specimen of certificate for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Global Small Cap Fund Class N shares, is filed herein as Exhibit 4(h).


          (i) Proof of specimen of certificate for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Global Technology Fund Class N shares, is filed herein as Exhibit 4(i).


          (j) Proof of specimen of certificate for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Emerging Markets Fund Class N shares, is filed herein as Exhibit 4(j).


          (k) Proof of specimen of certificates for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Tax Managed Growth Fund Class N and I shares, are filed herein as Exhibit 4(k).


          (l) Proof of specimen of certificates for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Global Equity Fund Class N and I shares, are filed herein as Exhibit 4(l).


          (m) Proof of specimen of certificates for capital stock ($.0001 par value) of Registrant, on behalf of its Dresdner RCM Strategic Income Fund Class N and I shares, are filed herein as Exhibit 4(m).

     5. (a) Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM Global Technology Fund (currently known as Dresdner RCM Global Technology Fund), and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC), dated as of June 14, 1996, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 1.

          (b) Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM Global Health Care Fund (currently known as Dresdner RCM Global Health Care Fund) and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC) dated as of December 27, 1996 and Appendix A (Schedule of Fees) dated as of December 30, 1997, are incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 6.

          (c) Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM Global Small Cap Growth Fund (currently known as Dresdner RCM Small Cap Growth
               Fund), and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC) dated as of December 27, 1996 and Appendix A (Schedule of Fees) dated as of December 30, 1997, are incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 6.

          (d) Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM Large Cap Growth Fund, (currently known as Dresdner RCM Large Cap Growth Fund) and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC) dated as of December 27, 1996 and Appendix A (Schedule of Fees) dated as of December 30, 1997, are incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 6.

          (e) Investment Management Agreement, Power of Attorney and Service Agreement and Appendix A (Schedule of Fees) between Registrant, on behalf of Dresdner RCM Emerging Markets Fund and RCM Capital Management, L.L.C. (currently known as Dresdner RCM Global Investors LLC) dated as of December 30, 1997, are incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 6.

          (f) Investment Management Agreement, Power of Attorney and Service Agreement and Appendix A (Schedule of Fees) between Registrant, on behalf of Dresdner RCM Biotechnology Fund and Dresdner RCM Global Investors LLC dated as of December 30, 1997, are incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 6.

          (g) Investment Management Agreement, Power of Attorney and Service Agreement and Appendix A (Schedule of Fees) between Registrant, on behalf of Dresdner RCM Tax Managed Growth Fund and Dresdner RCM Global Investors LLC dated as of December 30, 1998, are filed herein as Exhibit 5(g).


          (h) Investment Management Agreement, Power of Attorney and Service Agreement and Appendix A (Schedule of Fees) between Registrant, on behalf of Dresdner RCM Global Equity Fund and Dresdner RCM Global Investors LLC dated as of December 30, 1998, are filed herein as Exhibit 5(h).


          (i) Investment Management Agreement, Power of Attorney and Service Agreement and Appendix A (Schedule of Fees) between Registrant, on behalf of Dresdner RCM Strategic Income Fund and Dresdner RCM Global Investors LLC dated as of December 30, 1998, are filed herein as Exhibit 5(i).

     6.   (a)  Distribution Agreement between Registrant and Funds
               Distributor Inc., dated June 13, 1996 is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 1.

          (b) Service Agreement among RCM Capital Management, a California Limited Partnership, (currently known as Dresdner RCM Global Investors LLC), RCM Equity Funds, Inc., RCM Capital Funds, Inc. (currently known as Dresdner RCM Global Funds, Inc. and Dresdner RCM Capital Funds, Inc., respectively) and Funds Distributor, Inc. ("FDI"), dated June 13, 1996, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 1.

          (c) Fee Letter Agreement between Registrant, RCM Capital Management, a California Limited Partnership, (currently known as Dresdner RCM Global Investors LLC), RCM Equity Funds, Inc., RCM Capital Funds, Inc. (currently known as Dresdner RCM Global Funds, Inc. and Dresdner RCM Capital Funds, Inc., respectively) and Funds Distributor Inc., dated June 13, 1996 is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 1.

          (d) Form of Selling Agreement is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 1.

     7.   None

     8. (a) Custodian Contract and remuneration schedule between Registrant, on behalf of RCM Global Technology Fund (currently known as Dresdner RCM Global Technology Fund) and State Street Bank and Trust Company is incorporated herein by reference to
               Exhibit 8(a) of Post-Effective Amendment No. 5.

          (b) Form of Amendment to Custodian Contract between Registrant, on behalf of RCM Global Health Care Fund (currently known as Dresdner RCM Global Health Care Fund), and State Street Bank and Trust Company is incorporated herein by reference to
               Exhibit 8(b) of Post-Effective Amendment No. 1.

          (c) Form of Amendment to Custodian Contract between Registrant, on behalf of RCM Global Small Cap Fund (currently known as Dresdner RCM Global Small Cap Fund), and State Street Bank and Trust Company is incorporated herein by reference to
               Exhibit 8(c) of Post-Effective Amendment No. 1.

          (d) Form of Amendment to Custodian Contract between Registrant, on behalf of RCM Large Cap Growth Fund (currently known as Dresdner RCM Large Cap Growth Fund), and State Street Bank and Trust Company is incorporated herein by reference to
               Exhibit 8(d) of Post-Effective Amendment No. 1.

          (e) Custodian Agreement between Registrant, on behalf of Dresdner RCM Emerging Markets Fund, and Brown Brothers Harriman & Co. is incorporated herein as Exhibit 8(e) of Post-Effective Amendment No. 6.

          (f) Amendment to Custodian Agreement between Registrant on behalf of Dresdner Emerging Markets Fund and Brown Brothers Harriman & Co. is incorporated herein by reference to
               Exhibit 8(f) of Post-Effective Amendment No. 8.

          (g) Form of Amendment to Custodian Contract between Registrant, on behalf of Dresdner RCM Biotechnology Fund, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(g) of Post-Effective Amendment No. 5.

          (j) Form of Amendment to Custodian Contract between Registrant, on behalf of Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 8.

     9. (a) License Agreement between Dresdner RCM Global Investors LLC and Registrant relating to the use by Registrant of the mark "Dresdner RCM", is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 6.

          (b) Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company is filed herein as Exhibit 9(b).

     10. (a) Letter of Paul, Hastings, Janofsky and Walker LLP is filed herein as Exhibit 10(a).


          (b) Opinion and consent of Venable, Baetjer and Howard LLP in connection with the establishment of the Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, is filed herein as Exhibit 10(b).


          (c) Opinion and consent of Venable, Baetjer and Howard LLP in connection with the issuance of Class N shares of the Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund and Dresdner RCM Emerging Markets Fund, is filed herein as Exhibit 10(c).


     11.  Opinion of PricewaterhouseCoopers LLP is filed herein as Exhibit 11.

     12.  None

     13.  None

     14.  None

     15. Distribution and Service Plan of Registrant pursuant to Rule 12b-1, on behalf of Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund, and Dresdner RCM Strategic Income Fund, is filed herein as Exhibit 15.

     16. (a) Schedule for computation of total returns is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 7.

     17. (a) Financial Data Schedules for the fiscal year ended December 31, 1997 are incorporated herein by reference to Exhibit 17 of Post-Effective Amendment No. 7.

          (b) Financial Data Schedules for the six-month period ended June 30, 1998 are incorporated herein by reference to Exhibit 17(b) of Post-Effective Amendment No. 9.

     18. Multiple Class of Shares Plan of Registrant pursuant to Rule 18f-3, on behalf of Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Global Equity Fund, and Dresdner RCM Strategic Income Fund, is filed herein as Exhibit 18.

     19. (a) Power of Attorney for DeWitt F. Bowman, Pamela A. Farr and George G.C. Parker is incorporated herein by reference to Post-Effective Amendment No. 8.

          (b)  Power of Attorney for George B. James is filed herein as
               Exhibit 19(b).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                           As of November 30, 1998

     TITLE OF CLASS                            NUMBER OF RECORD-HOLDERS
     Dresdner RCM Global Technology Fund               82
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Global Health Care Fund              8
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Large Cap Growth Fund                5
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Global Small Cap Fund                11
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Emerging Markets Fund                6
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Biotechnology Fund                   7
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Tax Managed Growth Fund              0
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Global Equity Fund                   0
     Capital Stock
     ($0.0001 par value)

     Dresdner RCM Strategic Income Fund                0
     Capital Stock
     ($0.0001 par value)

ITEM 27.  INDEMNIFICATION.

          Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify directors and officers of the corporation under various circumstances as provided in such statute. A director or officer who has been successful on the merits or otherwise, in the defense of any proceeding, must be indemnified against reasonable expenses incurred by such person in connection with the proceeding. Reasonable expenses may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under the statute, and following receipt by the corporation of a written affirmation by the person that his or her standard of conduct necessary for indemnification has been met and upon delivery of a written undertaking by or on behalf of the person to repay the amount advanced if it is ultimately determined that the standard of conduct has not been met.

          Article VI of the Bylaws of Registrant contains indemnification provisions conforming to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended.

          The Registrant and the directors and officers of Registrant obtained coverage under an Errors and Omissions insurance policy. The terms and conditions of the policy coverage conforms generally to the standard coverage available throughout the investment company industry. The coverage also applies to Registrant's investment manager and its members and employees.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the provisions of Maryland law and Registrant's Articles of Incorporation and Bylaws, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Registrant's investment manager, Dresdner RCM Global Investors LLC, is a Delaware limited liability company, whose two members are Dresdner Bank AG ("Dresdner") and Dresdner Kleinwort Benson North America, Inc. ("Dresdner Kleinwort Benson"). Dresdner is an international banking organization whose principal executive offices are located at Gallunsanlage

7, 60041 Frankfurt am Main, Frankfurt, Germany. Dresdner Kleinwort Benson is a wholly owned subsidiary of Dresdner whose principal executive offices are located at 75 Wall Street, New York, New York 10005.

The name and principal business address of the companies that the officers and members of the Board of Managers of Dresdner RCM have had, during the past two years, a director or officer position with, is set forth below:


NAME OF THE OFFICER OR    BUSINESS AFFILIATIONS            ADDRESS
MEMBER OF THE BOARD OF
       MANAGERS

 Gerhard Eberstadt        Dresdner Bank AG            Jurgen-Ponto-Platz  1
                          (May 1998 - present)        D-60301
                                                      Frankfurt am Main
                                                      Germany

                          Chairman, Dresdner          75 Wall Street
                          Kleinwort Benson North      New York, NY  10005
                          America, Inc. (September
                          1996 - present);

                          Director, KBIMA (December   75 Wall Street
                          1997 - present)             New York,  NY  10005

 George N. Fugelsang      President, Chief Executive  75 Wall Street
                          Officer, Chairman,          New York NY  10005
                          Dresdner Kleinwort Benson
                          North America LLC
                          (February 1994 - present)

                          Director, Dresdner          75 Wall Street
                          Kleinwort Benson North      New York,  NY  10005
                          America Services LLC
                          (September 1996 -
                          present); Director, KBIMA
                          (December 1997 - present

                          Director, KBIMA (December   75 Wall Street
                          1997 - present              New York, NY  10005

NAME OF THE OFFICER OR    BUSINESS AFFILIATIONS            ADDRESS
MEMBER OF THE BOARD OF
       MANAGERS
 Susan C. Gause           Dresdner RCM (July 1994 -   Four Embarcadero Center
                          Present)                    San Francisco, CA
                                                      94111

                          Chief Operating Officer,    Four Embarcadero Center
                          Senior Managing Director,   San Francisco, CA
                          and Member of the Board of  94111
                          Managers (July 1998-
                          present)

                          Treasurer and Chief         Four Embarcadero Center
                          Financial Officer, Capital  San Francisco, CA
                          Funds (September 1994 -     94111
                          June 1996)


                          Treasurer and Chief         Four Embarcadero Center
                          Financial Officer, Equity   San Francisco, CA
                          Funds, (September 1995 -    94111
                          June 1996)

                          Treasurer and Chief         Four Embarcadero Center
                          Financial Officer, RCS      San Francisco, CA
                          (October 1994 - June 1996)  94111



 Luke D. Knecht           Managing Director (July     Four Embarcadero Center
                          1998-present), Member of    San Francisco, CA
                          the Board of Managers,      94111
                          Dresdner RCM (November
                          1997 - present)

                          Executive Director,         206 S. Wacker Drive
                          Russell Reynolds            Chicago, IL
                          (September 1995 - January
                          1997)

                                 C-15

NAME OF THE OFFICER OR    BUSINESS AFFILIATIONS            ADDRESS
MEMBER OF THE BOARD OF
       MANAGERS
 Joachim Madler           Director, Dresdner Bank AG  Mainzer Lanstrasse 15-17
                          (September 1997 - present)  60301 Frankfurt
                                                      Germany

                          Director, KBIMA (December   75 Wall Street
                          1997 - present);            New York, NY  10005

                          Director, Dresdner (South   SIngapore
                          East Asia) (October 1997 -
                          Present)

                          Managing Director,          Farberstrasse 6,
                          Dresdner Bank (Schweiz) AG  Zurich, Switzerland
                          (November 1997 - present);

                          Chairman, DFV Deutsche      Mainzer Lanstrasse 11-13
                          Fonds und                   60301 Frankfurt
                          Vorsorgeberatungs (July     Germany
                          1996 - June 1997)

                          Deutscher Investment-Trust  Mainzer Lanstrasse 11-13
                          (June 1996 - June 1997)     60301 Frankfurt
                                                      Germany

                          Managing Director, GKS      Windmuhlweg 12
                          Gesellschaft fur            95030 Hof
                          Kontenservice GmbH (June    Germany
                          1994 - June 1997)

                                 C-16

NAME OF THE OFFICER OR    BUSINESS AFFILIATIONS            ADDRESS
MEMBER OF THE BOARD OF
       MANAGERS
 William L. Price         Chief Executive Officer     Four Embarcadero Center
                          and Global Chief            San Francisco, CA
                          Investment Officer,         94111
                          Dresdner RCM (July 1998 -
                          present)

                          Chairman and Member of the  Four Embarcadero Center
                          Board of Managers, Senior   San Francisco, CA
                          Managing Director,          94111
                          Dresdner RCM (December
                          1997 - present)

                          Director, KBIMA (December   75 Wall Street
                          1997- present               New York, NY  10005

                          Director, Dresdner RCM      10 Fenchurch Street
                          (UK) (January 1998 -        London, UK  EC3M3LB
                          present

                          President and Chairman,     Four Embarcadero Center
                          Capital Funds (May 1979 -   San Francisco, CA
                          June 1996                   94111

                          Chairman, Equity Funds      Four Embarcadero Center
                          (September 1995 - June      San Francisco, CA
                          1996)                       94111

 Jeffrey S. Rudsten       Senior Managing Director    Four Embarcadero Center
                          (July 1998 - present);      San Francisco, CA
                          Member of the Board of      94111
                          Managers, Dresdner RCM
                          (June 1978 - present)

                          Director, KBIMA (December   75 Wall Street
                          1997- present)              New York, NY  10005

                          Vice President and          Four Embarcadero Center
                          Director, RCS (February     San Francisco, CA
                          1994 - June 1996)           94111

NAME OF THE OFFICER OR    BUSINESS AFFILIATIONS            ADDRESS
MEMBER OF THE BOARD OF
       MANAGERS
 William S. Stack         Senior Managing Director,   Four Embarcadero Center
                          Global Equity Chief         San Francisco, CA
                          Investment Officer (July    94111
                          1998 - present); Member of
                          the Board of Managers,
                          Dresdner RCM (August 1994
                          - present)

                          Director, KBIMA (December   75 Wall Street
                          1997- present)              New York, NY  10005

                          Director, Dresdner RCM      10 Fenchurch Street
                          (UK) (January 1998 -        London, UK  EC3M3LB
                          present)

                          Vice President, Capital     Four Embarcadero Center
                          Funds (December 1994 -      San Francisco, CA
                          June 1996)                  94111



                          Vice President and          Four Embarcadero Center
                          Director, Equity Funds      San Francisco, CA
                          (September 1995 - June      94111
                          1996)

 Kenneth B. Weeman, Jr.   Dresdner RCM (October 1979  Four Embarcadero Center
                          - present)                  San Francisco, CA
                                                      94111

                          Vice Chairman, Senior       Four Embarcadero Center
                          Managing Director (July     San Francisco, CA
                          1998 - present)             94111

                          Director, KBIMA (December   75 Wall Street
                          1997- present);             New York, NY 10005

                          Director, Dresdner RCM      10 Fenchurch Street
                          (UK) (January 1998 -        London, UK  EC3M3LB
                          present)

                          Vice President and          Four Embarcadero Center
                          Director , Capital Funds    San Francisco, CA
                          (November 1993  - June      94111
                          1996

                          Vice President and          Four Embarcadero Center
                          Director, Equity Funds      San Francisco, CA
                          (September 1995 - June      94111
                          1996)

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) Funds Distributor, Inc. ("FDI"), whose principal offices are located at 60 State Street, Suite 1300, Boston Massachusetts 02109, is the principal underwriter of Registrant. FDI is an indirect, wholly owned subsidiary of Boston Institutional Group, Inc., a holding company, all of whose outstanding shares are owned by key employees. FDI is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. FDI also serves as principal underwriter of the following investment companies:

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Founders Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          JPM Series Trust
          JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Kobrick-Cedant Investment Trust
          Merrimac Series
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds I
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.

          National Investors Cash Management Fund, Inc.
          Orbitex Group of Funds
          SG Cowen Funds, Inc.
          SG Cowen Income + Growth Fund, Inc.
          SG Cowen Standby Reserve Fund, Inc.
          SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
          SG Cowen Series Funds, Inc.
          St. Clair Funds, Inc.
          The Skyline Funds
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

          FDI does not act as a depositor or investment adviser of any investment company.

          (b)  The directors and executive officers of FDI are set forth below:



 NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES
 BUSINESS ADDRESS          FUNDS DISTRIBUTOR, INC.        WITH REGISTRANT
-------------------------------------------------------------------------------
 Marie E. Connolly         Director, President and        None
                           Chief Executive Officer

 George A. Rio             Executive Vice President       President, Treasurer
                                                          and Chief Financial
                                                          Officer

 Donald R. Roberson        Executive Vice President       None

 William S. Nichols        Executive Vice President       None

 Michael S. Petrucelli     Senior Vice President          None

 Margaret W. Chambers      Senior Vice President,         Vice President and
                           General Counsel and Chief      Secretary
                           Compliance Officer

 Joseph F. Tower III       Director, Senior Vice          None
                           President, Treasurer and
                           Chief Financial Officer

 Paula R. David            Senior Vice President          None

 Judith K. Benson          Senior Vice President          None

 Gary S. MacDonald         Senior Vice President          None

 Bernard A. Whalen         Senior Vice President          None

 William J. Nutt           Chairman and Director          None

          (c)  Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of Registrant's investment manager, Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, California 94111; and/or Registrant's distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

          Records covering portfolio transactions are also maintained and kept by Registrant's custodian and transfer agent, State Street Bank and Trust Company, U.S. Mutual

Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105 and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, with respect to Dresdner RCM Emerging Markets Fund.

ITEM 31.  MANAGEMENT SERVICES.

          None

ITEM 32.  UNDERTAKINGS.

     (a)  Not applicable

     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Dresdner RCM Equity Funds, Inc. has duly caused this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on December 31, 1998.

                                     DRESDNER RCM EQUITY FUNDS, INC.

                                     By:   /s/George A Rio, President
                                           ---------------

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                                   TITLE              DATE

(1)  Principal Executive Officer               President      December 31, 1998

     /s/George A. Rio
     ----------------
     George A. Rio

(2)  Chief Financial and Accounting Officer    Treasurer      December 31, 1998

     /s/George A. Rio
     ----------------
     George A. Rio


* Signed by George A. Rio pursuant to a power of attorney dated October 13, 1998.

** Signed by George A. Rio pursuant to a power of attorney dated December 31, 1998.

     SIGNATURE                                   TITLE              DATE

(3)  Directors

     /s/ DeWitt F. Bowman*                                    December 31, 1998
     ------------------------
     DeWitt F. Bowman

     /s/ Pamela A. Farr*                                      December 31, 1998
     ------------------------
     Pamela A. Farr

     /s/ George B. James **                                   December 31, 1998
     ------------------------
     George B. James

     /s/ George G.C. Parker *                                 December 31, 1998
     ------------------------
     George G.C. Parker


By:  /s/George A. Rio                                         December 31, 1998
     ----------------
     George A. Rio
     as Attorney-in-Fact



* Signed by George A. Rio pursuant to a power of attorney dated October 13, 1998.

** Signed by George A. Rio pursuant to a power of attorney dated December 31, 1998.

                                  EXHIBIT LIST

NUMBER   DESCRIPTION


1(f)     Articles of Amendment to Articles of Incorporation
         (corporate name change)

1(g)     Articles of Amendment to Articles of Incorporation
         (changing name of existing classes of capital stock)

1(h)     Articles Supplementary to Articles of Incorporation
         (establishing new classes and new series)

4(g) Proof of specimen of certificate for capital stock ($.0001 par value) (Dresdner RCM Large Cap Growth Fund Class N)

4(h) Proof of specimen of certificate for capital stock ($.0001 par value) (Dresdner RCM Global Small Cap Fund Class N)

4(i) Proof of specimen of certificate for capital stock ($.0001 par value) (Dresdner RCM Global Technology Fund Class N)

4(j) Proof of specimen of certificate for capital stock ($.0001 par value) (Dresdner RCM Emerging Markets Fund Class N)

4(k) Proof of specimen of certificates for capital stock ($.0001 par value) (Dresdner RCM Tax Managed Growth Fund Class N and Class I)

4(l) Proof of specimen of certificates for capital stock ($.0001 par value) (Dresdner RCM Global Equity Fund Class N and Class I)

4(m) Proof of specimen of certificates for capital stock ($.0001 par value) (Dresdner RCM Strategic Income Fund Class N and Class I)

5(g) Investment Management, Power of Attorney and Service Agreement (Dresdner RCM Tax Managed Growth Fund)

5(h) Investment Management, Power of Attorney and Service Agreement (Dresdner RCM Global Equity Fund)

5(i) Investment Management, Power of Attorney and Service Agreement (Dresdner RCM Strategic Income Fund)

9(b)     Form of Transfer Agency Agreement

10(a)    Letter of Paul, Hastings, Janofsky & Walker LLP

10(b)    Opinion and Consent of Venable, Baetjer and Howard LLP
         (establishment of three new series)

10(c)    Opinion and Consent of Venable, Baetjer and Howard LLP

         (establishment of new classes of shares)

11       Opinion of PricewaterhouseCoopers LLP

15       Distribution and Service Plan pursuant to Rule 12b-1

18       Multiple Class of Shares Plan pursuant to Rule 18f-3

19(b)    Power of Attorney for George B. James

                                      Page 2